$100,000,000
                           LOAN AND SECURITY AGREEMENT
                         Dated as of September 10, 1998
                                      Among
                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                 as the Lenders
                                       and
                        BANKAMERICA BUSINESS CREDIT, INC.
                                  as the Agent
                                       and
                                 PHAR-MOR, INC.
                               PHAR-MOR, INC., LLC
                           PHAR-MOR OF DELAWARE, INC.
                            PHAR-MOR OF FLORIDA, INC.
                             PHAR-MOR OF OHIO, INC.
                           PHAR-MOR OF VIRGINIA, INC.
                           PHAR-MOR OF WISCONSIN, INC.
                                as the Borrowers

                                TABLE OF CONTENTS
Section                                                                     Page
                   ARTICLE 1 INTERPRETATION OF THIS AGREEMENT
1.1  Definitions...............................................................2
1.2  Accounting Terms.........................................................21
1.3  Interpretive Provisions..................................................22
                      ARTICLE 2 LOANS AND LETTERS OF CREDIT
2.1  Total Facility...........................................................23
2.2  Revolving Loans..........................................................23
2.3  Letters of Credit........................................................28
                           ARTICLE 3 INTEREST AND FEES
3.1  Interest.................................................................33
3.2  Conversion and Continuation Elections....................................33
3.3  Maximum Interest Rate....................................................34
3.4  Closing Fee..............................................................35
3.5  Unused Line Fee..........................................................35
3.6  Letter of Credit Fee.....................................................35
3.7  Collateral Management Fee................................................36
                       ARTICLE 4 PAYMENTS AND PREPAYMENTS
4.1  Revolving Loans..........................................................36
4.2  Termination of Facility..................................................36
4.3  Payments by the Borrowers................................................36
4.4  Payments as Revolving Loans..............................................37
4.5  Apportionment, Application and Reversal of Payments......................37
4.6  Indemnity for Returned Payments..........................................38
4.7  Agent's and Lenders' Books and Records; Monthly Statements...............38
                ARTICLE 5 TAXES, YIELD PROTECTION AND ILLEGALITY
5.1  Taxes ...................................................................39
5.2  Illegality...............................................................40
5.3  Increased Costs and Reduction of Return..................................40
5.4  Funding Losses...........................................................40
5.5  Inability to Determine Rates.............................................41
5.6  Certificates of Lenders..................................................41
5.7  Survival.................................................................41
                              ARTICLE 6 COLLATERAL
6.1  Grant of Security Interest...............................................41

6.2  Perfection and Protection of Security Interest...........................42
6.3  Location of Collateral...................................................43
6.4  Title to, Liens on, and Sale and Use of Collateral.......................43
6.5  Appraisals...............................................................43
6.6  Access and Examination; Confidentiality..................................44
6.7  Collateral Reporting.....................................................45
6.8  Accounts.................................................................46
6.9  Collection of Accounts; Payments.........................................47
6.10  Inventory; Perpetual Inventory; Point-of-Sale Inventory.................48
6.11  Assigned Contracts......................................................48
6.12  Documents, Instruments, and Chattel Paper...............................49
6.13  Right to Cure...........................................................49
6.14  Power of Attorney.......................................................49
6.15  The Agent's and Lenders' Rights, Duties and Liabilities.................50
           ARTICLE 7 BOOKS AND RECORDS, FINANCIAL INFORMATION, NOTICES
7.1  Books and Records........................................................51
7.2  Financial Information....................................................51
7.3  Notices to the Lenders...................................................53
                ARTICLE 8 GENERAL WARRANTIES AND REPRESENTATIONS
8.1  Authorization, Validity, and Enforceability
      of this Agreement and the Loan Documents................................55
8.2  Validity and Priority of Security Interest...............................55
8.3  Organization and Qualification...........................................55
8.4  Corporate Name; Prior Transactions.......................................56
8.5  Subsidiaries and Affiliates..............................................56
8.6  Financial Statements and Projections.....................................56
8.7  Capitalization...........................................................56
8.8  Solvency.................................................................57
8.9  Debt; ...................................................................57
8.10  Distributions...........................................................57
8.11  Title to Property.......................................................57
8.12  Leases; Premises........................................................57
8.13  Proprietary Rights......................................................57
8.14  Trade Names.............................................................58
8.15  Litigation..............................................................58
8.16  Restrictive Agreements..................................................58
8.17  Labor Disputes..........................................................58
8.18  Environmental Laws......................................................58
8.19  No Violation of Law.....................................................59
8.20  No Default..............................................................59
8.21  ERISA Compliance........................................................59
8.22  Taxes...................................................................59
8.23  Regulated Entities......................................................59

8.24  Use of Proceeds; Margin Regulations.....................................60
8.25  No Material Adverse Change..............................................60
8.26  Full Disclosure.........................................................60
8.27  Material Agreements.....................................................60
8.28  Bank Accounts...........................................................60
8.29  Governmental Authorization..............................................60
8.31  Investment Banking and Finders' Fees....................................60
8.32  Year 2000. . . . . . . . . . . . . . . . . . . . . . . . .60
                  ARTICLE 9 AFFIRMATIVE AND NEGATIVE COVENANTS
9.1  Taxes and Other Obligations..............................................61
9.2  Corporate Existence and Good Standing....................................61
9.3  Compliance with Law and Agreements; Maintenance of Licenses..............61
9.4  Maintenance of Property..................................................61
9.5  Insurance................................................................62
9.6  Environmental Laws.......................................................62
9.7  Compliance with ERISA....................................................63
9.8  Mergers, Consolidations or Sales.........................................63
9.9  Distributions; Capital Change; Restricted Investments....................63
9.10  Guaranties..............................................................64
9.11  Debt ...................................................................64
9.12  Prepayment..............................................................64
9.13  Transactions with Affiliates............................................65
9.14  Investment Banking and Finder's Fees....................................65
9.15  Business Conducted......................................................65
9.16  Liens...................................................................65
9.17  Sale and Leaseback Transactions.........................................65
9.18  New Subsidiaries........................................................65
9.19  Fiscal Year.............................................................66
9.20  Minimum Availability. . . .  ...........................................66
9.21  [Intentionally Omitted].................................................66
9.22  [Intentionally Omitted].................................................66
9.23  Use of Proceeds.........................................................66
9.24  Plan of Reorganization..................................................66
9.25  Further Assurances......................................................67

                         ARTICLE 10 CONDITIONS PRECEDENT
10.1  Conditions Precedent to Effectiveness...................................67
10.2  Conditions Precedent to Each Loan.......................................68
                          ARTICLE 11 DEFAULT, REMEDIES
11.1  Events of Default.......................................................69
11.2  Remedies................................................................72

                         ARTICLE 12 TERM AND TERMINATION
12.1  Term and Termination....................................................73
           ARTICLE 13 AMENDMENTS, WAIVER, ASSIGNMENTS, PARTICIPATIONS
13.1  No Waivers; Cumulative Remedies.........................................74
13.2  Amendments and Waivers..................................................74
13.3  Assignments; Participations.............................................75
                              ARTICLE 14 THE AGENT
14.1  Appointment and Authorization...........................................77
14.2  Delegation of Duties....................................................77
14.3  Liability of Agent......................................................77
14.4  Reliance by Agent.......................................................77
14.5  Notice of Default.......................................................78
14.6  Credit Decision.........................................................78
14.7  Indemnification.........................................................79
14.8  Agent in Individual Capacity............................................79
14.9  Successor Agent.........................................................79
14.10  Withholding Tax........................................................80
14.11  Collateral Matters.....................................................81
14.12  Restrictions on Actions by Lenders; Sharing of Payments................82
14.13  Agency for Perfection..................................................82
14.14  Concerning the Collateral and the Related Loan Documents...............82
14.15  Field Audit and Examination Reports; Disclaimer by Lenders.............83
                            ARTICLE 15 MISCELLANEOUS
15.1  Cumulative Remedies; No Prior Recourse to Collateral....................83
15.2  Severability............................................................83
15.3  Governing Law; Choice of Forum; Service of Process......................84
15.4  Waiver of Jury Trial....................................................84
15.5  Survival of Representations and Warranties..............................85
15.6  Other Security and Guaranties...........................................85
15.7  Fees and Expenses.......................................................85
15.8  Notices.................................................................86
15.9  Waiver of Notices.......................................................88
15.10  Binding Effect.........................................................88
15.11  Indemnity of the Agent and the Lenders by the Borrowers................88
15.12  Final Agreement........................................................88
15.13  Counterparts...........................................................88
15.14  Captions...............................................................88
15.15  Right of Setoff........................................................89
15.16  Joint and Several Liability............................................89

                                    EXHIBITS
Exhibit 1.1(B)    Form of Short-Form Trademark Security Agreement
Exhibit 1.1(D)    Form of Supplemental Trademark Security Agreement
Exhibit 1.1(E)    Form of Trademark Assignment
Exhibit 2.2(b)    Form of Notice of Borrowing
Exhibit 3.2(b)    Form of Notice of Conversion/Continuation
Exhibit 6.2(b)    Form of Landlord's Lien Waiver
Exhibit 6.7(c)    Form of Availability Certificate
Exhibit 6.9(a)    Form of Payment Account Agreement
Exhibit 13.3      Form of Assignment and Acceptance

                                    SCHEDULES
Schedule 1.1(A)            Financial Statements
Schedule 1.1(B)            Permitted Liens under Plan of Reorganization
Schedule 1.1(D)            Premises
Schedule 6.3               Location of Collateral
Schedule 6.4               Permitted Liens on Collateral
Schedule 8.5               Subsidiaries and Affiliates
Schedule 8.6               Plan of Reorganization Debt
Schedule 8.7               Capitalization
Schedule 8.11              Title to Property
Schedule 8.13              Proprietary Rights
Schedule 8.17              Labor Disputes
Schedule 8.18              Environmental Laws
Schedule 8.21              ERISA Compliance
Schedule 8.27              Material Agreements
Schedule 8.28              Bank Accounts
Schedule 9.5               Insurance
Schedule 9.9(a)            Management Agreements
Schedule 10.1(c)           Unfunded Consolidated Pension Liabilities

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                  Amended and Restated Loan and Security Agreement, dated as of September 10, 1998, by and among (i) the financial institutions listed on the signature pages hereof, (ii), BankAmerica Business Credit, Inc., a Delaware corporation ("BABC"), as agent for the Lenders (as defined below) (in its capacity as agent, the "Agent"), and (iii) Phar-Mor, Inc., a Pennsylvania corporation, ("Phar-Mor"), Phar-Mor of Florida, Inc., a Pennsylvania corporation, Phar-Mor of Ohio, Inc., an Ohio corporation, Phar-Mor of Virginia, Inc., a Virginia corporation, Phar-Mor of Wisconsin, Inc., a Wisconsin corporation, Phar-Mor of Delaware, Inc., a Delaware corporation and Phar-Mor, Inc., LLC, a Pennsylvania limited liability company (each individually, including Phar-Mor, a "Borrower" and collectively the "Borrowers").

                               W I T N E S S E T H
                  WHEREAS, Phar-Mor and its debtor subsidiaries including all of the other Borrowers (other than Phar-Mor of Delaware, Inc. and Phar-Mor Inc.,
LLC) filed petitions for relief under chapter 11 of the United States Bankruptcy Code on August 17, 1992, with the United States Bankruptcy Court for the Northern District of Ohio (the "Bankruptcy Court"), case numbers 92-41599 through 92-41614; and

                  WHEREAS, on August 29, 1995, the Bankruptcy Court entered an order confirming the Debtors' Third Amended Joint Plan of Reorganization, dated May 25, 1995 (the "Plan of Reorganization"); and

                  WHEREAS, the Borrowers required a credit facility to provide working capital for their operations and for general corporate purposes after confirmation of the Plan of Reorganization; and

                  WHEREAS, the Borrowers requested the Lenders and the Lenders agreed to make available to the Borrowers a revolving line of credit for loans and letters of credit in an amount not to exceed in the aggregate $100,000,000 pursuant to a Loan and Security Agreement dated as of September 11, 1995 (the "Existing Agreement"); and

                  WHEREAS, the Borrowers and the Lenders desire to amend the Existing Agreement to, among other things, extend the termination date and eliminate certain covenants, and for the purpose of convenience only, restate in its entirety the Existing Agreement; and

                  WHEREAS, the parties hereto have acknowledged and agreed that this Agreement and the transactions contemplated hereby are not intended to be a novation of the indebtedness under the Existing Agreement outstanding on the date hereof (the "Existing Debt");

                  NOW, THEREFORE, in consideration of the premises, the Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 10.1 hereof, hereby amended and restated in its entirety to read as follows:

                                    ARTICLE 1
                        INTERPRETATION OF THIS AGREEMENT

                  1.1      Definitions.  As used herein:

                  "Accounts" means all of the Borrowers' now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Acquire" means, with respect to any Borrower, to become the owner of any Proprietary Right not owned by such Borrower as of the date hereof, whether through (i) the purchase, assignment, conveyance or other transfer of such right, title and interest from a third party or (ii) Borrower's use, creation, invention, discovery or other development of trademarks, copyrights or other items included in the Proprietary Rights.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means BABC, solely in its capacity as agent for the Lenders, and shall include any successor agent.

                  "Agent Account" means the Agent's account into which (i) collections of Accounts and other proceeds of Collateral deposited in the Payment Account may be transferred pursuant to the terms of the Payment Account Agreement or as otherwise described in Section 6.9 and (ii) any payments may be made by any Borrower pursuant to Section 4.4(b) or Section 6.9(c).

                  "Agent Advances" has the meaning specified in Section 2.2(i).

                  "Agent's Liens" means the Liens granted to the Agent for the benefit of the Agent and the ratable benefit of the Lenders pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Aggregate  Availability" means, at any time of determination,
(a) the lesser of (i) the Maximum Revolver Amount or (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts of all of the Borrowers; plus (B) fifty-eight percent (58%) of the value of Eligible Inventory of all of the Borrowers; minus (b) the sum of (i) the unpaid balance of Loans outstanding at such time to any Borrower, (ii) the aggregate amount of Pending Revolving Loans requested at such time by any Borrower, (iii) the aggregate undrawn amount of all outstanding Letters of Credit issued on behalf of any Borrower, (iv) the aggregate amount of all unpaid reimbursement obligations in respect of the Letters of Credit issued on behalf of any Borrower, (v) all Environmental Compliance Reserves established with respect to any Borrower, (vi) all Landlord's Lien Waiver Reserves established with respect to any Borrower, and (vii) all other reserves which the Agent deems necessary in the exercise of its Permitted Discretion to maintain with respect to any Borrower's account, including reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of any Borrower.

                  "Agreement" means this Amended and Restated Loan and Security Agreement, including all Exhibits and Schedules attached hereto.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "Applicable Margin" means

                        (a) with respect to Reference Rate Loans, 0.50%; and

                        (b) with respect to LIBOR Loans, 2.0%; provided that if the most recent Financial Statements of Phar-Mor delivered pursuant to Section 7.2(b) with respect to any period ending on or after June 30, 1998 shows that Net Worth is less than $50,000,000, then the applicable margin from the date of delivery of such Financial Statements to the date of delivery of the next such Financial Statements for all Reference Rate Loans and Libor Loans outstanding between such delivery dates shall be 1% for Reference Rate Loans and 2.5% for Libor Loans.

                  "Assigned Contracts" means, collectively, all of the rights and remedies of any Borrower under, and all moneys and claims for money due or to become due to any Borrower under (a) all insurance agreements and policies under which such Borrower is an insured, beneficiary or loss payee, (b) all agreements, if any, between any Borrower and the issuers of credit cards or processors/servicers of credit card receipts and(c) any and all amendments, supplements, extensions and renewals of the foregoing agreements, and any and all financing statements filed by any Borrower on collateral securing such rights, remedies, moneys and claims for money due or to become due thereunder, including all rights and claims of any Borrower now or hereafter existing: (i) under any insurance, indemnities, warranties, liens and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing agreements; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment  and  Acceptance"  has the  meaning  specified  in
Section 13.3(a).

                  "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the allocated cost of internal legal services of the Agent and all expenses and disbursements of internal counsel of the Agent.

                  "Availability" means, at any time of determination, for any Borrower, (a) the lesser of (i) the Maximum Revolver Amount or (ii) the sum of
(A) eighty-five percent (85%) of the Net Amount of Eligible Accounts of such Borrower; plus (B) fifty-eight percent (58%) of the value of Eligible Inventory of such Borrower; minus (b) the sum of (i) the unpaid balance of Loans outstanding at such time to such Borrower, (ii) the aggregate amount of Pending Revolving Loans requested at such time by such Borrower, (iii) the aggregate undrawn amount of all outstanding Letters of Credit issued on behalf of such Borrower, (iv) the aggregate amount of all unpaid reimbursement obligations in respect of the Letters of Credit issued on behalf of such Borrower, (v) all Environmental Compliance Reserves established with respect to such Borrower,
(vi) all Landlord's Lien Waiver Reserves established with respect to such Borrower, and (vii) all other reserves which the Agent deems necessary in the exercise of its Permitted Discretion to maintain with respect to such Borrower's account, including reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of such Borrower.

                  "Availability   Certificate"  has  the  meaning  specified  in
Section 6.7(c).

                  "Avatex Corporation" means Avatex Corporation, a Delaware Corporation.

                  "BABC Loan" and "BABC  Loans" have the  meanings  specified in
Section 2.2(h).

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association, or any successor entity thereto.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.), as amended.

                  "Bankruptcy Court" has the meaning specified in the Recitals.

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to any Borrower (or by BABC in the case of a Borrowing funded by BABC Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance).

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or San Francisco, California, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means all payments due (whether or not paid) during a Fiscal Year in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease. For the purposes hereof, payments due for the acquisition by any Borrower of rental video cassette tapes shall not constitute Capital Expenditures.

                  "Capital Lease" means any lease of property by Phar-Mor or any of its Subsidiaries which, in accordance with GAAP, is or should be capitalized on the consolidated balance sheet of Phar-Mor or for which the amount of the asset and liability thereunder, as if so capitalized, should be disclosed in a footnote to such balance sheet.

                  "Change of Control" means (i) the occurrence of one or more sales, transfers or other dispositions of the common stock or other voting securities ("Capital Stock") of Phar-Mor, or securities convertible into or exchangeable for such Capital Stock, or rights to acquire such Capital Stock, to one or more purchasers, or (ii) the occurrence of any other event, such that after, or as a direct result of, such sale, transfer, disposition, or event (A) any "person" or related "group" of persons (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Avatex Corporation and its Affiliates, initially becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the then outstanding Capital Stock of Phar-Mor (calculated on a fully diluted basis in accordance with GAAP (the "Voting Stock") or (B) any "person" or related "group" of persons (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than Avatex Corporation and its Affiliates, acquires directly or indirectly the power to elect a majority of the directors onto the board of directors of Phar-Mor; provided that a Change of Control will be deemed not to have occurred if a "group" becomes the ultimate "beneficial owner" of more than 50% of the total voting power of the then outstanding Voting Stock, so long as a majority of the voting power of the Voting Stock ultimately "beneficially owned" by such "group" is ultimately "beneficially owned" by the Avatex Corporation and its Affiliates.

                  "Closing Date" means September 11, 1995.

                  "Closing Fee" has the meaning specified in Section 3.4.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Collateral  Management  Fee"  has the  meaning  specified  in
Section 3.7.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders, which as of the Closing Date, equals $100,000,000.

                  "Confirmation Order" means the Final Order of the Bankruptcy Court confirming the Plan of Reorganization.

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "Continuation/Conversion  Date" has the meaning  specified  in
Section 3.2.

                  "Debt" means all liabilities, obligations and indebtedness of any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) such Person's trade payables and contractual liabilities and obligations to its suppliers, vendors and customers; (d) all obligations and liabilities of any Person secured by any Lien on such Person's property, even though such Person shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; (e) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; (f) all obligations and liabilities under Guaranties made by such Person; and (g) all obligations and liabilities under any swap, cap or other financial arrangement.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate (calculated, in the case of LIBOR Loans, as if the Applicable Margin in effect was at all times equal to two percent (2%)) plus (b) two percent (2%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit not cash collateralized pursuant to Section 2.3(i), the Default Rate shall mean an increase in the Letter of Credit Fee by two percent (2%).

                  "Distribution" means, in respect of any corporation or limited liability company: (a) the payment or making of any dividend or other distribution of property in respect of capital stock or other capital interests (or any options or warrants for such stock or other capital interests) of such corporation or limited liability company, other than distributions in capital stock or other capital interests (or any options or warrants for such stock or other capital interests) of the same class; or (b) the redemption, purchase, retirement or other acquisition of, or any defeasance, sinking fund payment or other setting aside of funds in respect of, any capital stock or other capital interests (or any options or warrants for such stock or units or other capital stock) of such corporation or limited liability company.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of the United States.

                  "Effective Date" has the meaning given to that term in the Plan of Reorganization. The Effective Date shall occur on or not later than the Closing Date.

                  "Eligible Accounts" means all Accounts of any Borrower which the Agent in the exercise of its Permitted Discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not include any Account:

                  (a) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or it is more than 60 days past due;

                  (b)  with  respect  to  which  any  of  the   representations,
warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

                  (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                  (d) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                  (e) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein or otherwise established by the Agent;

                  (f) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States; (ii) is not organized under the laws of the United States or any state thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                  (g) owed by an Account Debtor which is an Affiliate or employee of the Borrower;

                  (h) as to which either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                  (i) which is owed by an Account Debtor to which such Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (j) which is owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof;

                  (k) which is owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof;

                  (l) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (m)  which  is  evidenced  by  a  promissory   note  or  other
instrument or by chattel paper;

                  (n) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (o) with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, West Virginia, or any other state requiring the filing of a "Business Activity Report" or similar document in order to bring suit or otherwise enforce a Borrower's remedies against such Account Debtor in the courts or through any judicial process of such state, unless such Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a "Notice of Business Activities Report" with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

                  (p) which arises out of a sale not made in the ordinary course of such Borrower's business;

                  (q) as to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by such Borrower and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                  (r) which arises out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the granting of a Lien by such Borrower to the Agent with respect to such Account;

                  (s) which is owed by an Account Debtor that is a vendor or supplier to such Borrower or any of its Subsidiaries or Affiliates; or

                  (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

                  If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by the Agent in the exercise of its Permitted Discretion then such Account shall promptly be excluded from the calculation of Eligible Accounts.

                  "Eligible Inventory" means Inventory of any Borrower, valued at the lower of cost (determined on a first-in, first-out basis) or market, that constitutes undamaged first quality finished goods and that: (a) is located at the Premises or on premises otherwise reasonably acceptable to the Agent, provided, however, that Inventory located on premises leased to such Borrower shall not be Eligible Inventory unless such Borrower shall have delivered to the Agent (i) a copy certified by a Responsible Officer of a current and legally valid, binding and enforceable lease agreement relating to such premises containing a landlord's lien waiver in form and substance acceptable to the Agent or (ii) an executed landlord's lien waiver substantially in the form of
Exhibit 6.2(b) or otherwise in form and substance  acceptable to the Agent;  and
(b) is owned legally and beneficially by such Borrower and upon which the Agent for the benefit of the Lenders has a first priority perfected security interest. Without limiting in any way the Agent in the exercise of its Permitted Discretion to establish other criteria of eligibility, none of the following shall constitute Eligible Inventory: Inventory in the possession of any Person other than such Borrower; work-in-process; spare parts; packaging and shipping materials; supplies; bill-and-hold Inventory; pre-paid, returned, held for return or in- transit Inventory (other than Inventory in transit between any of the Premises); defective Inventory; perishable Inventory in excess of $5,000,000 or which is subject to a Lien; out-of- season seasonal Inventory; Inventory delivered to such Borrower on consignment; Inventory subject to gift certificates or merchandise credits; and any other Inventory which Agent, in the exercise of its Permitted Discretion, deems ineligible as the basis for any Loan. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "Environmental Compliance Reserve" means any reserves which the Agent, after the Closing Date, establishes from time to time for amounts that are reasonably likely to be expended by any Borrower in order for such Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.6.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under any Environmental Laws or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental Property Transfer Act" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Environmental Cleanup Responsibility Acts" or "Responsible Property Transfer Acts."

                  "Equipment" means, with respect to any Borrower, all of such Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, leasehold improvements and other tangible personal property (except Inventory), including shelving, displays, units, data processing hardware and systems, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by such Borrower and all of such Borrower's rights and interests with respect thereto under such leases (including options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York for the Business Day preceding such day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published for any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Final Order" means an order or judgment, the operation or effect of which has not been stayed, and as to which order or judgment (or any revision, modification or amendment thereof), the time to appeal or seek review or rehearing has expired and as to which, in the reasonable opinion of the Lenders, no material appeal or petition for review or rehearing has been taken or is pending.

                  "Financial Statements" means, according to the context in which it is used, the consolidated financial statements for Phar-Mor dated as of June 27, 1998 and for the period then ended, attached hereto as Schedule 1.1(A), or any financial statements required to be given to the Lenders pursuant to this Agreement.

                  "Fiscal Year" means each Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of each Borrower began on June 28, 1998, and will end on July 3, 1999.

                  "Funding Date" means the date on which a Borrowing occurs or the date any Letter of Credit is issued hereunder.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "General Intangibles" means all of the Borrowers' now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrowers of every kind and nature (other than Accounts), including all contract rights, Proprietary Rights, corporate or other business records, goodwill, computer software, customer lists, registrations, tax refund claims, any funds which may become due to any Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to any Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, including all insurance covering any Collateral, and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Accounts.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Indemnified Liabilities" has the meaning specified in Section 15.11.

                  "Interest Period" means, as to any LIBOR Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Loan, and ending on the date one, two, or three months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; and

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the Termination Date.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Inventory" means all of the Borrowers' now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Borrowers' businesses or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Joint and Several Guaranty" means the Joint and Several Guaranty, dated as of September 11, 1995, and executed and delivered by the parties thereto to the Agent and the Lenders under the Existing Agreement, as amended under the Reaffirmation of Guaranty and Stock Pledge Agreement.

                  "Landlord's Lien Waiver Reserve" means all reserves which the Agent from time to time establishes in the good faith exercise of its reasonable judgment at any time after the Closing Date, in an aggregate amount equal to three (3) months rental payments in respect of any leased premises of any Borrower unless the Agent and the Lenders shall have received (a) with respect to those Premises as to which no separate express landlord's lien waiver exists (which Premises are indicated on Schedule 1.1 (D)), within one hundred and eighty (180) days from the Closing Date, a copy certified by a Responsible Officer of a current and legally valid, binding and enforceable lease agreement relating to such premises containing a landlord's lien waiver in form and substance acceptable to the Agent or (b) a landlord's lien waiver substantially in the form of Exhibit 6.2(b) or otherwise in form and substance acceptable to the Agent in respect of such leased premises.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(e), the projections of Phar-Mor's balance sheets, and statements of income and expenses, cash flow and stockholders' equity, on a consolidated basis for the period commencing on July 2, 1995 and ending on June 29, 1996, and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 7.2(e).

                  "L/C Issuer" means Bank of America or any other issuer of Letters of Credit acceptable to the Agent and Phar-Mor.

                  "Lender" and "Lenders" mean the financial institutions listed on the signatory pages hereof, together with their respective successors and assigns, and shall include the Agent to the extent of any Agent Advance outstanding and BABC to the extent of any BABC Loan outstanding; provided that no such Agent Advance or BABC Loan shall be taken into account in determining the Majority Lenders or any Lender's Pro Rata Share.

                  "Letter  of  Credit"  has the  meaning  specified  in  Section
2.3(a).

                  "Letter of Credit  Fee" has the meaning  specified  in Section
3.6.

                  "LIBOR Interest Payment Date" means, with respect to a LIBOR Loan, the last day of each Interest Period applicable to such Loan, and in the case of a two-month LIBOR Loan, the last Business Day of the first month of such loan, and in the case of a three-month LIBOR Loan, the last Business Day of each of the first and second month of such loan.

                  "LIBOR Loan" means a Revolving Loan during any period in which it bears interest at the LIBOR Rate.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1.0%) determined by the Agent as follows:

                  LIBOR Rate =               LIBOR
                               ------------------------------------
                               1.00 - Eurodollar Reserve Percentage

                  Where,

                        "Eurodollar  Reserve  Percentage"  means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                        "LIBOR"  means the rate of interest  per annum  (rounded
                  upward to the next 1/16 of 1%) notified to the Agent by Bank of America as the rate of interest at which dollar deposits in the approximate amount of the Borrowing to be made or continued as, or converted into, a LIBOR Borrowing and having a maturity comparable to such Interest Period would be offered by Bank of America's applicable lending office to major banks in the London eurodollar market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or any nonterminated or unreleased financing statement; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

                  "Loan Account" means any loan account for any Borrower, each of which shall be maintained with the Agent.

                  "Loan Documents" means this Agreement, the Joint and Several Guaranty, the Payment Account Agreement, Short-Form Trademark Security
Agreement, the Stock Pledge Agreement, each Supplemental Trademark Security Agreement, the Trademark Assignment, the Reaffirmation of Guaranty and Stock Pledge Agreement and any other agreements, instruments and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "Loans" means, collectively, all loans and advances, including BABC Loans and Agent Advances, provided for in Article 2.

                  "Majority Lenders" means, at any time (a) the Lenders whose Pro Rata Shares aggregate at least 66 2/3% of the Commitments or (b) if BABC's Pro Rata Share is less than 50% of the Commitments, the Lenders, which shall in no event be less than two (2), whose Pro Rata Shares aggregate more than 50% of the Commitments.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

                  "Material Adverse Change" means (a) a material adverse change in the operations, business, properties or condition (financial or otherwise) of Phar-Mor and its Subsidiaries taken as a whole or the Collateral or (b) a material adverse change upon (i) the legality, validity, binding effect or enforceability against any Borrower of any material provision of any Loan Document or (ii) the ability of the Agent or the Majority Lenders to enforce any of their rights under any Loan Document against any Borrower.

                  "Maximum Rate" has the meaning specified in Section 3.3.

                  "Maximum Revolver Amount" means $100,000,000.

                  "Merchandise Letter of Credit" means a documentary Letter of Credit issued for the account of any Borrower to provide the intended means of making payment when due by such Borrower for the purchase of Inventory and available for drawing against presentation of, inter alia, negotiable documents of title covering such Inventory.

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

                  "Net Amount of Eligible Accounts" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "Net Worth" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the assets of Phar-Mor and its Subsidiaries would be shown on a consolidated balance sheet of Phar-Mor and its Subsidiaries at such date prepared in accordance with GAAP (excluding any write up in the book value of any fixed assets resulting from a revaluation effective after April 30, 1996); less (b) the amount at which Phar-Mor and its Subsidiaries' liabilities would be shown on such balance sheet, including as liabilities which, in accordance with GAAP, would be shown on such balance sheet.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(b).

                  "Notice of Continuation/Conversion" has the meaning specified in Section 3.2(b).

                  "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts, owing by any Borrower to the Agent and/or any Lender, arising under or pursuant to any of the Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including those acquired by assignment from others, and any participation by the Agent and/or any Lender in any Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any of the Borrowers under any of the Loan Documents.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, any of the Loan Documents.

                  "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" means an account in the name of Phar-Mor maintained on behalf of all the Borrowers at PNC Bank National Association or a bank acceptable to the Agent which has executed a Payment Account Agreement acceptable to the Agent, into which collections of Accounts and other proceeds of Inventory and other Collateral are deposited as described in Section 6.9.

                  "Payment  Account  Agreement"  has the  meaning  specified  in
Section 6.9.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, for any Borrower the aggregate principal amount of all Revolving Loans requested by such Borrower in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means, with respect to any Borrower, a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which such Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding six (6) plan years.

                  "Permitted Acquisitions" has the meaning specified in Section 9.20.

                  "Permitted Discretion" means the Agent's reasonable and good faith judgment based upon any factor which it believes in good faith: (a) will or could adversely affect the value of any Collateral, the enforceability or priority of the Agent's Liens and security interests with respect thereto or the amount which the Agent would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the collection or liquidation of, or realization upon, such Collateral; (b) suggests that any collateral report or financial information delivered to the Agent by any Person on behalf of any Borrower is incomplete, inaccurate or misleading in any material respect; (c) materially increases the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving any Borrower or any Subsidiary thereof or any of the Collateral; or (d) creates or reasonably could be expected to create or result in an Event of Default. In exercising such judgment, the Agent may consider such factors already included in or tested by the definitions of Eligible Accounts or Eligible Inventory, as well as any of the following: (i) changes in any concentration of risk with respect to Accounts or Inventory and
(ii) any other factors that change the credit risk of lending to any Borrower on the security of the Collateral. The burden of establishing lack of good faith or the lack of the Agent's reasonableness shall be on the applicable Borrower or Lender, as the case may be.

                  "Permitted Liens" means:

                  (a) the Agent's Liens;

                  (b) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the applicable Borrower's books and records and a stay of enforcement of any such Lien is in effect.

                  (c) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment thereof is not at the time required by Section 9.1;

                  (e) Reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the business of any Borrower;

                  (f) Judgment and other similar Liens arising in connection with court proceedings; provided that (i) the existence of such Liens is being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate financial reserves have been established on the applicable Borrower's books and records, (iii) a stay of enforcement of any such Liens is in effect, (iv) the priority of any such Liens is subordinate to that of the Agent's Liens, and (v) the existence of any judgment or court proceedings upon which such Liens are based does not otherwise constitute an Event of Default under this Agreement;

                  (g) Liens in effect on the Effective Date, including Liens granted or assumed by any Borrower pursuant to and in accordance with the Plan of Reorganization, in each case as set forth on Schedule 1.1 (B) and the Liens set forth on Schedule 6.4;

                  (h) [Intentionally Omitted];

                  (i) Liens upon assets granted or assumed in connection with the acquisition of such assets by any Borrower after the Closing Date; provided that (i) the Debt incurred to finance each such acquisition is permitted by
Section 9.11 and (ii) each such Lien attaches (A) within 180 days after the acquisition of such assets and (B) only to the assets acquired with the Debt secured thereby.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower sponsors or maintains or to which such Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Plan of Reorganization" has the meaning specified in the Recitals.

                  "Premises" means the stores, warehouses and land identified by addresses on Schedule 1.1(D), together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Borrower or any Subsidiary has any interests on the Closing Date.

                  "Property" means, as to any Person, any interest in any kind of property or asset owned, leased or operated by such Person, whether real, personal or mixed, or tangible or intangible.

                  "Proprietary Rights" means all of the Borrowers' now owned and hereafter Acquired: trademarks (including service marks, brand names, certification marks, collective marks, trade dress and trade names; to the extent that security interests under applicable law may be granted, licenses (including licenses and alcoholic beverage licenses), franchises and permits; all extensions, renewals and reissues of each of the foregoing; all goodwill of the Borrowers' businesses related to each of the foregoing; with respect to each of the foregoing, all proceeds (including all income, royalties, damages and payments) now or hereafter due and/or payable, and the right to receive any such proceeds, including damages and payments for any past, present or future infringements or misappropriations thereof; and all rights to sue for past, present and future infringements or misappropriations of each of the foregoing.

                  "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments.

                  "Reaffirmation of Guaranty and Stock Pledge Agreement" means the Reaffirmation of Guaranty and Stock Pledge Agreement, dated as of the date of this Agreement, and delivered by the Borrowers party thereto to Agent on the effective date of this Agreement.

                  "Real Estate" means all of the present and future interests of any Borrower, as owner, lessee, sublessee or otherwise, in any of the Premises, including any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate" (the "reference rate" being a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Reference Rate shall be adjusted simultaneously with any change in the Reference Rate.

                  "Reference Rate Loan" means a Revolving Loan during any period in which it bears interest at the Reference Rate.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Reportable  Event"  means,  any of the  events  set  forth in
Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Reports" has the meaning specified in Section 14.15.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer, the chief financial officer, the president or the treasurer of Phar-Mor, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of Phar-Mor, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means any acquisition of property by any Borrower in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following:

(a)  assets  to be  used  in the  business  of  such  Borrower  so  long  as the acquisition costs thereof constitute Permitted Acquisitions or Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used by such Borrower in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of such Borrower; and (d) (i) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof, (ii) repurchase agreements secured by the obligations described in the preceeding clause (i), (iii) securities of an open-ended management investment company registered under the Investment Company Act of 1940, as amended, of which 75% of its assets comprise obligations described in clauses (i) and (ii) above, (iv) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof and the unsecured debt securities of which are rated A+ or better by Standard & Poor's Corporation or A1 or better by Moody's Investors Service, Inc., and (v) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof.

                  "Revolving Loans" has the meaning specified in Section 2.2(a).

                  "Settlement" has the meaning specified in Section 2.2(j).

                  "Settlement Date" has the meaning specified in Section 2.2(j).

                  "Short-Form Trademark Security Agreement" means the Short-Form Trademark Security Agreement, dated as of September 11, 1995, and executed and delivered by the Borrowers party thereto to the Agent under the Existing Agreement, and any Short-Form Trademark Security Agreement, substantially in the form of Exhibit 1.1.(B), executed and delivered by the Borrowers party thereto to the Agent on or after the date of this Agreement.

                  "Solvent" means when used with respect to any Person that (a) the fair value of all its assets is in excess of the total amount of its debts (including contingent liabilities); (b) it is able to pay its debts as they mature; (c) it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage; and (d) it is not "insolvent" as such term is defined in Section 101(32) of the Bankruptcy Code.

                  "Standby Letter of Credit" means any Letter of Credit other than a Merchandise Letter of Credit.

                  "Stated Termination Date" means September 10, 2001.

                  "Stock Pledge Agreement" means the Stock Pledge Agreement, dated as of September 11, 1995, and executed and delivered by Phar-Mor to the Agent under the Existing Agreement, as amended by the Reaffirmation of Guaranty and Stock Pledge Agreement dated as of the date of this Agreement.

                  "Subsidiary" means any corporation or limited liability company of which more than fifty percent (50%) of the outstanding securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions), is at the time, directly or indirectly through one or more intermediaries, owned by any Borrower and/or one or more of its Subsidiaries.

                  "Supplemental   Trademark   Security   Agreement"   means  any
Supplemental Trademark Security Agreement, substantially in the form of Exhibit 1.1(D), executed and delivered from time to time by any Borrower to the Agent.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Agreement is terminated either by Phar-Mor pursuant to Section 4.2 or by the Majority Lenders pursuant to Section 12.1, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

                  "Trademark Assignment" means the Trademark Assignment Agreement, dated as of September 11, 1995, and executed and delivered by the Borrowers party thereto to the Agent under the Existing Agreement, and any Trademark Assignment Agreement, substantially in the form of Exhibit 1.1.(E), executed and delivered by the Borrowers party thereto to the Agent on or after the date of this Agreement.

                  "UCC" means the Uniform Commercial Code (or any successor statute) of the State of New York or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the fair market value of that Plan's assets, determined or estimated by the Plan's independent actuary as of the most recent valuation date using reasonable actuarial assumptions used in the preparation of the Plan's most recent valuation.

                  "Unused Letter of Credit Subfacility" means an amount equal to $50,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "Unused Line Fee" has the meaning specified in Section 3.5.

                  1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

                  1.3 Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced; (ii) the term "including" is not limiting and means "including without limitation"; and (iii) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto and restatements, but only to the extent such amendments and other modifications and restatements are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, each of the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in their preparation.

                  (h) All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

                  (i) Wherever appropriate in the context, each masculine, feminine, or neuter pronoun shall also include the other genders.


                                    ARTICLE 2
                           LOANS AND LETTERS OF CREDIT

                  2.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to the Maximum Revolver Amount for the Borrowers' use from time to time during the term of this Agreement. The total credit facility shall be comprised of a revolving line of credit consisting of revolving loans and letters of credit as described in Sections 2.2 and 2.3.

                  2.2 Revolving Loans. (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon the request by Phar-Mor from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to any Borrower, in amounts not to exceed (except with respect to BABC Loans) such Lender's Pro Rata Share of the lesser of such Borrower's Availability or the Aggregate Availability. The Lenders, however, in their discretion (subject to Section 13.2), may elect to make Revolving Loans or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the L/C Issuer in excess of any Borrower's Availability or the Aggregate Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount, such Borrower's Availability or the Aggregate Availability or to be obligated to exceed such limits on any other occasion.

                  (b) Procedure for Borrowing. (i) Each Borrowing shall be made upon the delivery by Phar-Mor of (A) an Availability Certificate pursuant to
Section 6.7(c) and (B) an irrevocable written notice to the Agent in the form of a Notice of Borrowing, substantially in the form of Exhibit 2.2(b) (which notice must be received by the Agent prior to 12:00 noon (New York City time) (x) three Business Days prior to the requested Funding Date, in the case of LIBOR Loans, and (y) on the requested Funding Date, in the case of Reference Rate Loans, in each case specifying:

                        (1) the Borrower;

                        (2) the amount of the Borrowing;

                        (3) the requested Funding Date, which shall be a Business Day;

                        (4) whether the Revolving Loans requested are to be Reference Rate Loans or LIBOR Loans; and

                        (5) the duration of the Interest Period if the requested Revolving Loans are to be LIBOR Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Loans, such Interest Period shall be one month; provided, however, that with respect to any Borrowings to be made on the Closing Date, such Borrowings will consist of Reference Rate Loans only.

                  (ii) After giving effect to any Borrowing, there may not be more than six

(6) different Interest Periods in effect.

                  (iii) Each LIBOR Borrowing shall be in an aggregate principal amount of not less than $2,500,000 or any greater amount that is an integral multiple of $500,000.

                  (iv) With respect to any request for Reference Rate Loans, in lieu of delivering the above-described Notice of Borrowing Phar-Mor may give the Agent telephonic notice of such request by the required time with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making Revolving Loans.

                  (c) Reliance upon  Authority.  On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), Phar-Mor shall deliver to the Agent a writing setting forth (i) the account of each Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.2 (which account shall be reasonably satisfactory to the Agent), and (ii) the names of the Responsible Officers authorized to request Revolving Loans, and shall provide the Agent with a specimen signature of each such officer. The Agent shall be entitled to rely conclusively on such officer's authority to request Revolving Loans on behalf of any Borrower, the proceeds of which are to be transferred to any of the accounts specified by Phar-Mor pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing himself as one of the Responsible Officers authorized to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by Phar-Mor to request Revolving Loans on behalf of any Borrower or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the applicable Borrower's deposit account, or transmittal to such Person as Phar-Mor shall direct, shall conclusively establish the obligation of such Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the applicable Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request BABC to make a BABC Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if BABC declines in its sole discretion to make a BABC Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing.

                  (g) Making of Revolving Loans.

                  (i) In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (New York City time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of such Borrower designated in writing by Phar-Mor; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the lesser of the Aggregate Availability or the Availability of such Borrower on such date.

                  (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of a Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the applicable Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify Phar-Mor of such failure to fund and, upon demand by the Agent, the applicable Borrower to whom such Borrowing was made shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  (h) Making of BABC Loans. In the event the Agent shall elect, with the consent of BABC, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), BABC may, in its sole discretion, make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BABC pursuant to this Section 2.2(h) being referred to as a "BABC Loan" and such Revolving Loans being referred to collectively as "BABC Loans") available to the applicable Borrower on the Funding Date applicable thereto by transferring same day funds to an account of such Borrower, designated in writing by Phar-Mor. Each BABC Loan is a Revolving Loan hereunder and shall be secured by the Collateral and subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BABC solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The

Agent shall not request BABC to make any BABC Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or
(ii) the requested Borrowing would exceed the lesser of the Aggregate Availability or the Availability of the applicable Borrower on such Funding Date. BABC shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the lesser of the Aggregate Availability or the Availability of the applicable Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BABC Loan.

                  (i) Agent Advances. (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default or (2) at any time that any of the other applicable conditions precedent set forth in
Article 10 have not been satisfied, to make Revolving Loans to any Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that the Agent shall not make any Agent Advance to any Borrower if the amount thereof would exceed the lesser of the Aggregate Availability or the Availability of the applicable Borrower on the Funding Date applicable thereto; and provided, further, that the Majority Lenders may at any time thereafter revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective upon the Agent's receipt thereof.

                  (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Reference Rate Loans from time to time. The Agent shall notify each Lender in writing of each such Agent Advance.

                  (j) Settlement. It is agreed that each Lender's funded portion of each Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BABC, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BABC Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BABC, with respect to each outstanding BABC Loan, (2) for itself, with respect to each outstanding Agent Advance, and (3) with respect to collections received by notifying the Lenders by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BABC in the case of BABC Loans and the Agent in the case of an Agent Advance) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BABC Loans and Agent Advances with respect to which

Settlement is requested available to the Agent, for itself or for the account of BABC, in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (New York City time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BABC Loan or Agent Advance and, together with the portion of such BABC Loan representing BABC's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the highest Interest Rate then applicable to the Revolving Loans.

                  (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BABC Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BABC or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BABC Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BABC Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the highest Interest Rate then applicable to the Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any BABC Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BABC Loan or Agent Advance.

                  (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or BABC Loans are outstanding, may pay over to BABC any payments received by Agent, which in accordance with the terms of the Agreement would be applied to the reduction of the Revolving Loans, for application to BABC's Pro Rata Share of the Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BABC's Pro Rata Share of the Revolving Loans other than to BABC Loans or Agent Advances, as provided for in the previous sentence, BABC shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BABC with respect to BABC Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BABC Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under the Agreement on the actual average daily amount of funds employed by BABC, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BABC Loans owing to BABC, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Loans (other than BABC Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, and (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder.

                  2.3 Letters of Credit.

                  (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees to cause to be issued by the L/C Issuer for the account of any Borrower, and to provide credit support or other enhancement in connection with one or more stand-by or documentary letters of credit (each such letter of credit, a "Letter of Credit" and such letters of credit, collectively, the "Letters of Credit") in accordance with this Section 2.3 from time to time during the term of this Agreement.

                  (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit at any time: (i) if the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) if the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the applicable Borrower in connection with the opening thereof exceed the lesser of the Aggregate Availability or the Availability of such Borrower at such time; or (iii) which has an expiration date later than the Stated Termination Date or more than twelve (12) months in the case of Standby Letters of Credit (other than Standby Letters of Credit which are automatically renewable for one or more successive periods not to exceed one year or the Stated Termination Date) or one hundred eighty (180) days in the case of Merchandise Letters of Credit, in each case from the date of issuance.

                  (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to cause to be issued any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

             (i) L/C Application. Phar-Mor, on behalf of the Borrower requesting the Letter of Credit, shall have delivered to the L/C Issuer, at such times and in such manner as the L/C Issuer may prescribe, an application in form and substance satisfactory to the L/C Issuer for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and the L/C Issuer; and

             (ii) No Prohibition. As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d) Issuance of Letters of Credit.

             (i) Request for Issuance. Phar-Mor shall give the Agent not less than two (2) Business Days' prior written notice, containing the original signature of a Responsible Officer, of a request for the issuance of a Letter of Credit accompanied by an Availability Certificate pursuant to Section 6.7(c). Such notice shall be irrevocable and shall specify the Borrower for whose account such Letter of Credit is to be issued, the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business
Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued and whether such Letter of Credit is a Standby Letter of Credit or a Merchandise Letter of Credit, and the beneficiary of the requested Letter of Credit. Phar-Mor shall attach to such notice the proposed form of the Letter of Credit that the Agent is requested to cause to be issued.

             (ii) Issuance. If (A) the amount of the requested Letter of Credit is not greater than the Unused Letter of Credit Subfacility and (B) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower on whose behalf the Letter of Credit is to be issued in connection with the opening thereof would not exceed the lesser of the Aggregate Availability or the Availability of such Borrower, the Agent shall cause the L/C Issuer to issue the requested Letter of Credit on such requested effective date of issuance.

             (iii) Notice of Issuance. Promptly after the issuance of any Letter of Credit, the Agent shall give notice to each Lender of the issuance of such Letter of Credit.

             (iv) No Extensions or Amendment. The Agent shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of Sections 2.3(b) and 2.3(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than thirty (30) days prior to the last date on which the L/C Issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal; provided, that if all of the requirements of this Section 2.3 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

                  (e)  Payments Pursuant to Letters of Credit.

             (i) Payment of Letter of Credit Obligations. The Borrower for whose account a Letter of Credit was issued agrees to reimburse the L/C Issuer for any draw under such Letter of Credit immediately upon demand, and to pay the L/C Issuer the amount of all other obligations and other amounts payable to the L/C Issuer under or in connection with such Letter of Credit immediately when due, irrespective of any claim, counterclaim, setoff, recoupment, defense, deduction or other right which any Borrower may have at any time against such issuer or any other Person.

             (ii) Revolving Loans to Satisfy Reimbursement Obligations. In the event that the L/C Issuer honors a draw under any Letter of Credit and the Borrower for whose account such Letter of Credit was issued shall not have repaid such amount to the L/C Issuer pursuant to Section 2.3(e)(i), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of the L/C Issuer, as and when provided herein below, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 12:00 noon (New York City time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by Phar-Mor on behalf of the Borrower for whose account such Letter of Credit was issued, pursuant to Section 4.4.

                  (f)  Participations.

             (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including all obligations of the Borrower for whose account such Letter of Credit was issued with respect thereto, and any security therefor or guaranty pertaining thereto).

             (ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of the L/C Issuer thereof payment from a Lender pursuant to
Section 2.3(e)(ii), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 12:00 noon (New York City time) on such Business Day and otherwise on the next succeeding Business Day.

             (iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably by requested by such Lender.

             (iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any credit support or enhancement provided through the Agent with respect to a Letter of Credit, and the obligations of each Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including any of the following circumstances:

             (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

             (B) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the L/C Issuer, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

             (C) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

             (E) the occurrence of any Default or Event of Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit (or any guaranty by any Borrower or reimbursement obligation of any Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h)  Compensation for Letters of Credit.

             (i) Letter of Credit Fee. Each Borrower agrees to pay to the Agent with respect to each Letter of Credit issued on its behalf, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.6.

             (ii) Issuer Fees and Charges. Each Borrower agrees to pay to the L/C Issuer, or to the Agent, solely for the L/C Issuer's account, such fees and other charges as are charged by the L/C Issuer for letters of credit issued by it on such Borrower's behalf, including its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

             (iii)            Indemnification; Exoneration.

                 (A) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.3, each Borrower agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit on its behalf or the provision of any credit support or enhancement in connection therewith.

                 (B) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (1) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (2) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (4) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (5) errors in interpretation of technical terms; (6) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (7) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (8) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this
Section 2.3.

                 (C) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

             (i) Cash Collateral. If any Letter of Credit is outstanding upon the occurrence of an Event of Default or, notwithstanding the provisions of
Section 2.3(b), upon the termination of this Agreement, then upon such Event of Default or termination each Borrower shall deposit with the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, with respect to each Letter of Credit then outstanding on its behalf, cash in amounts necessary to reimburse the Agent and the Lenders for (i) the greatest amount for which each Standby Letter of Credit may be drawn and one hundred and five per cent (105%) of the greatest amount for which each Merchandise Letter of Credit may be drawn, (ii) payments made by the Agent or the Lenders under each such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto and (iii) all commissions, fees and charges due from such Borrower for each such Letter of Credit. Such deposit of cash shall be held by the Agent, for the ratable benefit of the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

                                    ARTICLE 3
                                INTEREST AND FEES

                  3.1  Interest.

                  (a) Interest Rates. All outstanding monetary Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Reference Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Reference Rate Loans or LIBOR Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Reference Rate Loans and shall bear interest at a rate determined by reference to the Reference Rate until notice to the contrary has been given to the Agent and such notice has become effective. Except as otherwise provided herein, the outstanding monetary Obligations shall bear interest as follows:

                  (i) For all Reference Rate Loans, at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin; and

                  (ii) For all LIBOR Loans, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

                  Each change in the Reference Rate shall be reflected in the interest rate described in (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all (A) Reference Rate Loans will be payable in arrears on the first day of each month hereafter and
(B) LIBOR Loans will be payable on the applicable LIBOR Interest Payment Dates.

                  (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto.

                  3.2 Conversion and Continuation Elections. (a) A Borrower may, upon delivery by Phar-Mor of an irrevocable written notice to the Agent in accordance with Subsection 3.2(b):

                  (i) elect, as of any Business Day, in the case of Reference Rate Loans to convert (a "Notice of Conversion") any such Loans (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Loans; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue (a "Notice of Continuation" and together with a Notice of Conversion, a "Notice of Continuation/Conversion") any LIBOR Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $500,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Loans in respect of any Borrowing is reduced, by payment or prepayment of part thereof to be less than $2,500,000, such LIBOR Loans shall automatically convert into Reference Rate Loans, and on and after such date the right to continue such Loans as, and convert such Loans into, LIBOR Loans, as the case may be, shall terminate.

                  (b) Phar-Mor shall deliver a Notice of Continuation/Conversion, substantially in the form of Exhibit 3.2(b), to be received by the Agent not later than 12:00 noon (New York City time) at least three (3) Business Days in advance of the date on which the continuation or conversion is to be effected (the "Continuation/Conversion Date") if the Loans are to be continued as or converted into or LIBOR Loans and specifying:

                  (i)    the Borrower;

                  (ii)   the proposed Continuation/Conversion Date;

                  (iii) the aggregate amount of Reference Rate Loans to be converted or LIBOR Loans to be continued; and

                  (iv)   the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Loans, the applicable Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Loans or if any Default or Event of Default then exists, such Borrower shall be deemed to have elected to convert such LIBOR Loans into Reference Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All continuations and conversions shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, no Borrower may elect to have a Loan converted into or continued as a LIBOR Loan.

                  (f) After giving effect to any continuation or conversion of Loans, there may not be more than six (6) different Interest Periods in effect.

                  3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this

Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then any Borrower of any Loan in respect of which the interest rate but for this Section 3.3 would have exceeded the Maximum Rate shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference with respect to such Loan between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and
(b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received with respect to such Loan interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to such Borrower such excess.

                  3.4 Closing Fee. The Borrowers agree to pay the Agent a closing fee (the "Closing Fee") in the amount of $150,000 for the ratable account of the Lenders. The Closing Fee shall be fully earned on payment. The Agent, the Lenders and the Borrowers agree that the Closing Fee shall be paid pursuant to Section 4.4.

                  3.5 Unused Line Fee. The Borrowers agree to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee (the "Unused Line Fee") at the rates per annum set forth below corresponding to the applicable level of average daily outstanding amounts. The average daily amount shall be an amount by which the amount of $100,000,000 exceeds the sum of the average daily outstanding amount of all Loans and the undrawn amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the applicable Loan Accounts immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 3.5.


         Average Daily
         Outstanding Amount                                Applicable Rate

         >=$25,000,000                                          .25%
         <$25,000,000 but > $15,000,000                         .30%
         <=$15,000,000                                          .35%


                  3.6 Letter of Credit Fee. Each Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit issued on its behalf (a) a fee (the "Letter of Credit Fee") equal to one and one-quarter percent (1.25%) per annum of the undrawn amount of each Letter of Credit issued for such Borrower's account and (b) all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, time of, or amendment to such Letter of Credit, which costs, fees and expenses have been previously disclosed by the Agent to Phar-Mor, and as the same may be changed or supplemented from time to time; provided that in the case of any Standby Letter of Credit, the "standby fee" shall not exceed an amount equal to the greater of one-half of one percent (0.5%) per annum and $250 per annum, and in the case of any Merchandise Letter of Credit, the "negotiation fee" shall not exceed an amount equal to the greater of one-eighth of one percent

(0.125%) of the negotiated amount and $85. The accrued amount of any Letter of Credit Fee shall be payable monthly in arrears on the first day of each month immediately following any month or part thereof during which each such Letter of Credit remains outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                  3.7 Collateral Management Fee. The Borrowers agree to pay to the Agent, solely for its own account, on the effective date of this Agreement and each anniversary thereafter, a collateral management fee ("Collateral Management Fee") in the amount of $100,000. The Agent, the Lenders and the Borrowers agree that the Collateral Management Fee shall be paid from the proceeds of Revolving Loans deemed to have been requested by Phar-Mor pursuant to Section 4.4.


                                    ARTICLE 4
                            PAYMENTS AND PREPAYMENTS

                  4.1 Revolving Loans. (a) Each Borrower agrees to repay the outstanding principal balance of its Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. Each Borrower may prepay its Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Loans prepaid by such Borrower prior to the expiration date of the Interest Period applicable thereto, such Borrower agrees to pay to the Lenders the amounts described in
Section 5.4.

                  (b) In addition, and without limiting the foregoing, each Borrower agrees to pay immediately without notice or demand by the Agent, for the account of the Lenders, the amount which on any date is equal to the positive difference of (i) the sum of (A) the unpaid balance of Loans outstanding on such date to such Borrower, (B) the aggregate amount of Pending Revolving Loans on request on such date by such Borrower, (C) the aggregate undrawn amount of all Letters of Credit outstanding on such date issued on behalf of such Borrower, (D) the aggregate amount of all reimbursement obligations unpaid on such date in respect of the Letters of Credit issued on behalf of such Borrower, (E) all Environmental Compliance Reserves maintained on such date with respect to such Borrower, (F) all Landlord's Lien Waiver Reserves maintained on such date with respect to such Borrower, and (G) all other reserves which the Agent in the exercise of its Permitted Discretion is maintaining on such date with respect to such Borrower's account, including reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of such Borrower minus (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts on such date of such Borrower plus (B) fifty-eight percent (58%) of the value of Eligible Inventory on such date of such Borrower.

                  4.2 Termination of Facility. The Borrowers may terminate this Agreement upon at least thirty (30) Business Days' notice from Phar-Mor to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation or cash collateralization of all outstanding Letters of Credit in accordance with
Section 2.3(i), (b) the payment in full in cash of all other Obligations together with accrued interest thereon, and (c) with respect to any LIBOR Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in
Section 5.4.

                  4.3 Payments by the Borrowers. (a) All payments to be made by the Borrowers shall be made irrespective of any claim, counterclaim, set-off, recoupment, defense, deduction or other right which any Borrower may have at any time against the Agent, any Lender or any other Person. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders at the Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (New York City time) on the date specified herein. Any payment received by the Agent later than 2:00 p.m. (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from Phar-Mor prior to the date on which any payment is due to the Lenders that a Borrower will not make such payment in full as and when required, the Agent may assume that each applicable Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  4.4 Payments as Revolving Loans. (a) All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable under any Loan Document, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.4, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by Phar-Mor pursuant to Section 2.2 or a deemed request as provided in this Section 4.4(a). Subject to subsection (b) below, each Borrower hereby irrevocably authorizes the Agent to charge its Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BABC Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Phar-Mor on behalf of such Borrower pursuant to Section 2.2.

                  (b) Notwithstanding Section 4.4(a), if no Loans are outstanding as of the close of business on the date that any (i) fees payable hereunder, including the Closing Fee, the Unused Line Fee, the Letter of Credit Fee and the Collateral Management Fee, (ii) amounts payable under Article 5,
(iii) indemnity payments pursuant to Section 15.11 and (iv) reimbursement for expenses pursuant to Section 15.7, are due from any Borrower, the Agent shall notify Phar-Mor of the aggregate amount of such sums then owing by such Borrower and provided that such Borrower pays such amount into the Agent's Account by automated clearing house or federal wire transfer by the next Business Day following delivery of such notice, then such payment shall be deemed to have been paid on the date of such notice and no interest on such amount shall accrue.

                  4.5 Apportionment, Application and Reversal of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, or expense reimbursements then due to the Agent from any Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from any Borrower; third, to pay interest due in respect of all Revolving Loans, including BABC Loans and Agent Advances; fourth, to pay or prepay principal of the BABC Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; or sixth, to the payment of any other Obligation due to the Agent or any Lender by any Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by Phar-Mor, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Loan, or (b) in the event, and only to the extent, that there are no outstanding Reference Rate Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

                  4.6 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and each Borrower shall be liable to pay to the Agent, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section 4.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.6 shall survive the termination of this Agreement.

                  4.7 Agent's and Lenders' Books and Records; Monthly Statements. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to Phar-Mor a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 4.5, corrections of errors discovered by the Agent, manifest errors or errors resulting from the Agent's bad faith or willful misconduct), unless Phar-Mor notifies the Agent in writing to the contrary within one hundred eighty (180) days after such statement is rendered. In the event a timely written notice of objections is given by Phar-Mor, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

                                    ARTICLE 5
                     TAXES, YIELD PROTECTION AND ILLEGALITY

    5.1 Taxes. (a) Any and all payments by any Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrowers jointly and severally agree to pay all Other Taxes.

                  (b) Each Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Lender or the Agent makes written demand therefor.

                  (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii)   such   Borrower   shall   make  such   deductions   and
withholdings;

                  (iii) such Borrower agrees to pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                  (iv) such Borrower agrees also to pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (d) Within thirty (30) days after the date of any payment by any Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of any office it specifies as its "lending office" so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

                  5.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Loans, then, on notice thereof by such Lender to Phar-Mor through the Agent, any obligation of such Lender to make LIBOR Loans shall be suspended until such Lender notifies Phar-Mor through the Agent that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any LIBOR Loan, each Borrower agrees, upon Phar-Mor's receipt of notice of such fact and demand from such Lender (with a copy to the Agent), to prepay in full its LIBOR Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Loan. If any Borrower is required to so prepay any LIBOR Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a Reference Rate Loan.

                  5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation after the Closing Date or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) introduced after the Closing Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then each Borrower of such LIBOR Loans agrees to be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), to pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation controlling such Lender with any Capital Adequacy Regulation introduced after the Closing Date, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to Phar-Mor through the Agent, each Borrower agrees to pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

                  5.4 Funding Losses. Each Borrower agrees to reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

                  (a) the failure of such Borrower to make on a timely basis any payment of principal of any LIBOR Loan;

                  (b) the failure of such Borrower to borrow, continue or convert a Loan after

Phar-Mor, on behalf of such Borrower, has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion;

                  (c) the prepayment or other payment (including after acceleration thereof) of an LIBOR Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Loans or from fees payable to terminate the deposits from which such funds were obtained.

                  5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify Phar-Mor and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, Phar-Mor may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If Phar-Mor does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by Phar-Mor, but such Loans shall be made, converted or continued as Reference Rate Loans instead of LIBOR Loans.

                  5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to Phar-Mor (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the applicable Borrower in the absence of manifest error.

                  5.7 Survival. The agreements and obligations of the Borrowers in this Article 5 shall survive the payment of all other Obligations.

                                    ARTICLE 6
                                   COLLATERAL

                  6.1 Grant of Security Interest. (a) As security for all Obligations, each Borrower hereby grants to the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of such Borrower, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                  (i)      all Accounts;

                  (ii)     all Inventory;

                  (iii)  all  contract  rights,  letters  of  credit,   Assigned
Contracts, chattel paper, instruments, notes, documents, and documents of title;

                  (iv)     all General Intangibles;

                  (v) all money, securities and other property of any kind of such Borrower in the possession or under the control of the Agent or any Lender, any assignee of or participant in the Obligations, or a bailee of any such party or such party's affiliates;

                  (vi) all deposit accounts, credits and balances with and other claims against the Agent or any Lender or any of its affiliates or any other financial institution in which such Borrower maintains deposits;

                  (vii) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                  (viii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

                  All of the foregoing and all other property of any Borrower in which the Agent or any Lender may at any time be granted a Lien, including the shares of capital stock of the Borrowers other than Phar-Mor pledged by Phar-Mor pursuant to the Stock Pledge Agreement, is herein collectively referred to as the "Collateral."

                  (b) All of the Obligations shall be secured by all of the Collateral. The Agent may, subject to the provisions of Articles 13 and 14, in its sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Agent may determine, and (iii) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Agent's or any Lender's right to take any other action with respect to any other Collateral.

                  6.2 Perfection and Protection of Security Interest. (a) Each Borrower shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including:
(i) (x) executing and filing UCC financing and continuation statements and amendments thereto in form and substance satisfactory to the Agent and (y) executing and delivering to the Agent and recording with the appropriate Governmental Authority the Supplemental Trademark Security Agreement in accordance with the provisions of Section 6.7(b); (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent negotiable warehouse receipts covering any portion of the Collateral located in warehouses and for which negotiable warehouse receipts are issued by third parties; (iv) when an Event of Default exists, transferring Inventory to warehouses designated by the Agent; (v) placing notations on its books of account to disclose the Agent's security interest; (vii) delivering to the Agent all letters of credit on which such Borrower is named beneficiary; and
(viii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without such Borrower's signature, one or more financing statements disclosing the Agent's Liens. Each Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  (b) If any Inventory aggregating in excess of $250,000 is in the possession or control of any warehouseman, bailee or any of a Borrower's agents or processors, then Phar-Mor shall notify the Agent thereof and shall notify such Person of the Agent's security interest in such Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any premises of any Borrower which is not owned by such Borrower, then Phar-Mor shall so inform the Agent, and with respect to those Premises as to which no express landlord's lien waiver exists (which Premises are indicated on Schedule 1.1(D)), within one hundred and eighty (180) days from the Closing Date, such Borrower shall deliver a copy certified by a Responsible Officer of a current and legally valid, binding and enforceable lease agreement containing a landlord's lien waiver in form and substance acceptable to the Agent or obtain written lien waivers, substantially in the form of Exhibit 6.2(b) hereof, or otherwise in form and substance acceptable to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

                  (c) From time to time, each Borrower shall, upon the Agent's reasonable request, execute and deliver confirmatory written instruments pledging to the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, the Collateral with respect to such Borrower, but such Borrower's failure to do so shall not affect or limit the Agent's security interest or the Agent's other rights in and to the Collateral with respect to such Borrower. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  6.3 Location of Collateral. Each Borrower represents and warrants to the Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of its chief executive office, the location of its books and records, the locations of its Collateral, and the locations of all of its other places of business, in each case by legal entity and (b) Schedule 6.3 correctly identifies any of such facilities and locations that are not owned by it and sets forth the names of the owners and lessors or sublessors of and, to the best of its knowledge, the holders of any mortgages on, such facilities and locations. Each Borrower covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for it on Schedule 6.3, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless Phar-Mor gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent requests in connection therewith. Without limiting the foregoing, each Borrower represents that, except for Inventory in transit in the ordinary course of business, all of its Inventory is, and covenants that all of its Inventory will be, located either (A) on premises owned by it, (B) on premises leased by it; provided that the requirements of Section 6.2(b) with respect to such lease are complied with, or (C) in a public warehouse; provided that the Agent has received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to the Agent.

                  6.4 Title to, Liens on, and Sale and Use of Collateral. Each Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of its Collateral with respect to it is and will continue to be owned by it free and clear of all Liens whatsoever, except for the Liens described in clauses (a) and (h) of the definition of Permitted Liens or any other Permitted Lien expressly identified on Schedule 6.4; (b) it will use, store, and maintain its Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (c) it will not, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of Inventory in the ordinary course of business. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

                  6.5 Appraisals. Whenever (i) a Default or Event of Default exists, (ii) a Material Adverse Change occurs, (iii) a substantial change occurs in the composition of Inventory held for sale by any Borrower, or (iv) a regulatory requirement so mandates, then each Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include information required by applicable law and regulation and by the internal policies of the Lenders.

                  6.6 Access and Examination; Confidentiality. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of any Borrower's records, files, and books of account and the Collateral, and discuss any Borrower's affairs with any Borrower's officers and management. Each Borrower will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Borrower. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the applicable Borrower's expense, make copies of any or all of any Borrower's books and records, or require any Borrower to deliver such copies to the Agent, and use any Borrower's respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

                  (b) The Borrowers agree that, subject to the prior consent of Phar-Mor for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the names of any Borrower in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by Phar-Mor and provided to the Agent or such Lender under this Agreement or any other Loan Document, and neither the Agent, nor such Lender nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan
Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than a Borrower, provided that such source is not bound by a confidentiality agreement with any Borrower known to the Agent or such Lender; provided, further, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan

Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any Affiliate of the Agent or such Lender, or to any Participating Lender or assignee under any Assignment and Acceptance, actual or potential, provided that such affiliate, Participating Lender or assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; and (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party or is deemed party with the Agent or such Lender.

                  6.7 Collateral Reporting. (a) Phar-Mor shall provide the Agent with the following documents at the following times in form satisfactory to the
Agent: (i) on a monthly basis within thirty (30) days of the end of the month or, if Aggregate Availability on any date falls below $25,000,000, then for each week following such date until the Agent notifies Phar-Mor to the contrary, on a weekly basis within six (6) Business Days following the Saturday of any week,
(A) Inventory reports by Borrower and categories of merchandise, identifying therein Inventory acquired on consignment and (B) an aging of Phar-Mor's consolidated Accounts by creditor, together with a reconciliation, as the case may be, to the previous month's or week's aging of Phar-Mor's consolidated Accounts and to Phar-Mor's general ledger; (ii) on a monthly basis within forty-five (45) days of the end of the month, an aging of Phar-Mor's consolidated accounts payable; (iii) upon request, copies of invoices in connection with Phar-Mor's consolidated Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, and shipping and delivery documents in connection with Phar-Mor's consolidated Accounts and for Inventory acquired by any Borrower, purchase orders and invoices; (iv) such other reports as to the Collateral of any Borrower as the Agent shall reasonably request from time to time; (v) within forty-five (45) days of the end of each fiscal quarter, copies of all reports of cycle counts of each Borrower's Inventory prepared in such fiscal quarter, showing variances, reconciliations and adjustments between such cycle counts and such Borrower's store Inventory records, conducted and prepared in each case in a manner consistent with such Borrower's historic practice (subject to normal, in the ordinary course of business month-end adjustments with respect to information provided pursuant to clause (A) above); and (vi) with the delivery of each of the foregoing, a certificate of a
Responsible Officer certifying as to the accuracy and completeness of the foregoing as of the date of delivery of such certificate (subject to normal, in the ordinary course of business month-end adjustments with respect to information provided pursuant to clause (A) and (B) above). If any of a Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, such Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

                  (b) (i) Within fifteen (15) Business Days after any Borrower Acquires a trademark included in the Proprietary Rights, or a registration or application related thereto, or applies in any jurisdiction for the registration of a trademark included in the Proprietary Rights, Phar-Mor shall provide the Agent with (i) notice of such Acquisition or application, as appropriate, identifying the Acquired Proprietary Right, each Acquired registration or pending application therefor (including for each, the name of the registrant, the filing number, filing date and date of issuance, as applicable), and the date of first use, and (ii) if such Acquired Proprietary Right is a trademark registered in the United States, or if such application is for the registration in the United States of a trademark, an executed original Supplemental Trademark Security Agreement (effective as of the date on which such Borrower first Acquired such trademark, which date shall not be earlier than the date of this Agreement). At the Agent's request, such Borrower shall promptly, but in no event more than one (1) Business Day after such request, duly record such Supplemental Trademark Security Agreement in the U.S. Patent and Trademark Office.

                  (ii) Within fifteen (15) Business Days after any Borrower Acquires a copyright, license, patent or other similar intangible (other than a trademark) that is material in the conduct of such Borrower's business, Phar-Mor shall notify the Agent thereof and upon the Agent's request, such Borrower shall take such action as the Agent may reasonably request to grant and perfect such security interest therein.

                  (c) Phar-Mor shall provide to the Agent (i) on the Closing Date, (ii) within three (3) days following the Agent's written request, and
(iii) on the day Phar-Mor delivers pursuant to Section 2.2(b) a notice requesting the making of a Revolving Loan or pursuant to Section 2.3(d) a notice requesting the issuance of a Letter of Credit, in each case a certificate from Phar-Mor showing (A) as of the date of the most recent report delivered under
Section 6.7(a)(i), for each Borrower such Borrower's Eligible Accounts, Eligible Inventory, the information for each Borrower reported under Section 6.7(a)(i) and any other information reasonably required by the Agent and (B) as of the date of the certificate, the respective amounts of each enumerated item under clauses (b) of the definitions of "Aggregate Availability" and "Availability", in each case for each Borrower, which certificate shall be substantially in the form of Exhibit 6.7(c) and shall be certified as complete and accurate as of the date of delivery by the chief financial officer of Phar-Mor (an "Availability Certificate"). Each Borrower agrees that the Agent shall not be bound by any Availability Certificate and that the Agent shall have the right to determine the Aggregate Availability and the Availability of any Borrower as provided in the definitions of "Aggregate Availability" and "Availability" in Section 1.1.

                  6.8 Accounts. (a) Each Borrower hereby represents and warrants to the Agent and the Lenders, with respect to such Borrower's Accounts, that:
(i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Borrower, or rendition of services by such Borrower, in the ordinary course of such Borrower's business;
(ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any claim, counterclaim, setoff, recoupment, defense, deduction or other right which the Accounts Debtor may have at any time against such Borrower except those known to such Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement; (iv) each copy of an invoice delivered to the Agent by such Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor and all services to be rendered by such Borrower described in each invoice will have been performed.

                  (b) Each Borrower agrees it shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Borrower's business or extend or modify any Account. If such Borrower becomes aware of any matter adversely affecting either the collectability of any Eligible Account involving an amount greater than $250,000 or any Account Debtor of Eligible Accounts, including information regarding the Account Debtor's creditworthiness, such Borrower will promptly so advise the Agent.

                  (c) Each Borrower agrees it shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Borrower will promptly deliver such instrument to the Agent, endorsed by such Borrower to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Borrower shall remain liable thereon until such instrument is paid in full.

                  (d) Each Borrower shall notify the Agent promptly of all disputes and claims in excess of $250,000 with any Account Debtor with respect to an Eligible Account, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Borrower's business when no Event of Default exists hereunder. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit such Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                  6.9 Collection of Accounts; Payments. (a) Until the Agent notifies Phar-Mor on behalf of the Borrowers to the contrary, each Borrower shall make collection of all Accounts and other proceeds of Inventory or other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deposit all payments in their original form duly endorsed in blank into the Payment Account (either directly or following deposit thereof in a deposit account maintained or established by each Borrower at a bank acceptable to the Agent). Each Borrower shall direct each of the banks at which deposit accounts are established by such Borrower to transfer, by same-day depositary, automated clearing house or federal wire transfer, on a daily basis into the Payment Account all amounts on deposit in such deposit account. Notwithstanding the foregoing sentence, each Borrower shall be entitled to retain cash at each store operated by such Borrower in amounts as are necessary for the day-to-day operation of each such store consistent with past practices in respect of each such store but not to exceed $20,000 per store. The Payment Account shall be maintained pursuant to an agreement (the "Payment Account Agreement") among the Borrowers, the Agent and the relevant financial institution substantially in the form of Exhibit 6.9(a) hereto, which shall provide, among other things, that amounts on deposit in the Payment Account may be withdrawn by Phar-Mor on behalf of any Borrower until such time as such financial institution shall have received written notice from the Agent, which notice may only be given upon the occurrence of an Event of Default or at any time that the Aggregate Availability is less than $20,000,000. Upon receipt of such notice by such financial institution, all funds in the Payment Account shall become subject to the sole dominion and control of the Agent and the Agent shall have the right, upon written notice to the relevant financial institution, to instruct the financial institution to remit all amounts on deposit or thereafter deposited in the Payment Account to the Agent Account on a daily basis. On or before the Closing Date, Phar-Mor shall deliver to the Agent the Payment Account Agreement relating to the Payment Account. Each Borrower agrees to indemnify each Lender and the Agent against, and reimburse each on demand for, all costs (without duplication) incurred by the Agent or any Lender in connection with the Payment Account Agreement. Notwithstanding the termination of this Agreement, until all of the Obligations shall have been fully paid and satisfied, the Borrowers shall continue to deposit, or cause to be deposited, into the Payment Account all collections of Accounts and other proceeds of Inventory or other Collateral.

                  (b) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for the benefit of the Lenders and will be credited to the applicable Borrower's Loan Account (conditional upon final collection) upon receipt by the Agent if received at its account in New York City by 2:00 p.m. (New York City time).

                  (c) In the event the Borrowers repay all of the Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditional upon final collection) to the applicable Borrower's Loan Account upon the Agent's receipt of such funds in the Agent Account in New York City if payment is received by 11:00 a.m. (New York City time).

                  6.10 Inventory; Perpetual Inventory; Point-of-Sale Inventory. Each Borrower represents and warrants to the Agent and the Lenders and agrees that all of the Inventory owned by such Borrower is and will be held for sale or lease, or is to be furnished in connection with the rendition of services, in the ordinary course of such Borrower's business, and is and will be fit for such purposes. Each Borrower will keep its Inventory in good and marketable condition, at its own expense. Each Borrower will conduct a physical count of the Inventory at least once per Fiscal Year, after and during the continuation of an Event of Default, and at such other times as the Agent requests, and provide the Agent and Lenders with the results of such counts. At all times each Borrower will maintain a perpetual inventory reporting system with respect to inventory located at each warehouse listed on Schedule 6.3 and a "point-of-sale" inventory reporting system with respect to Inventory located at each store listed on Schedule 6.3. Each Borrower agrees it will not, without the Agent's written consent, sell any Inventory on a bill- and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

                  6.11 Assigned Contracts. Each Borrower shall fully perform all of its obligations under each of such Borrower's Assigned Contracts, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment; provided, however, that such Borrower shall not take any action or fail to take any action with respect to its Assigned Contracts which would result in a waiver or other loss of any material right or remedy of such Borrower thereunder. Without limiting the generality of the foregoing, each Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. Each Borrower agrees it shall not, without the Agent's and the Majority Lender's prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of its Assigned Contracts, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of its Assigned Contracts or the collateral therefor. Each Borrower shall cause Phar-Mor to notify the Agent and the Lenders in writing, promptly after such Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Each Borrower shall remit directly to the Agent for application to the Obligations in such order as the Majority Lenders shall determine, all amounts received by such Borrower as indemnification or otherwise pursuant to its Assigned Contracts. If any Borrower shall fail after the Agent's demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Agent may, and at the direction of the Majority Lenders shall, directly enforce such right in its own or such Borrower's name and may enter into such settlements or other agreements with respect thereto as the Agent or the Majority Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, each Borrower shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Borrower to or in favor of such obligor or its successors. All such obligations of such Borrower shall be and remain enforceable only against such Borrower and shall not be enforceable against the Agent. Notwithstanding any provision hereof to the contrary, each Borrower shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Agent's or any Lender's exercise of any of their respective rights with respect to the Collateral shall not release each such Borrower from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any Borrower's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

                  6.12 Documents, Instruments, and Chattel Paper. Each Borrower represents and warrants to the Agent and the Lenders that (a) all documents, instruments, and chattel paper describing, evidencing, or constituting its Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Borrower, free and clear of all Liens other than the Liens described in clauses (a) and (h) of the definition of Permitted Liens.

                  6.13 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of any Borrower hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which any Borrower fails to pay or do, including payment of any judgment against any Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's lien claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 6.13 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be an Obligation secured by the Collateral and shall be charged to the applicable Borrower's Loan Account as a Revolving Loan deemed to have been requested in accordance with Section 4.4. Any payment made or other action taken by the Agent under this Section 6.13 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

                  6.14 Power of Attorney. Each Borrower hereby appoints the Agent and the Agent's designee as such Borrower's attorney, with power: (a) when an Event of Default exists, (i) to endorse such Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession, (ii) to sign the Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, and on other public records, (iii) to notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Borrower, (iv) to file, prosecute, defend, issue, maintain, enforce or otherwise take action in respect to the Proprietary Rights, (v) to grant or issue licenses, or, to the extent permitted by an applicable license, sublicenses, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, to the Proprietary Rights to any party or parties, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine, and (vi) to carry out any other obligation or duty of such Borrower under this Agreement, including the right, to assign, pledge, convey or otherwise transfer title in or dispose of the Proprietary Rights to any party; (b) to do all things necessary to carry out this Agreement; (c) to sign the Borrower's name on any financing or continuation statement; (d) to send requests for verification of Accounts to customers or Account Debtors; and (e) to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in such Borrower's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose. Each Borrower ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys, in the absence of gross negligence or willful misconduct, will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

                  6.15 The Agent's and Lenders' Rights, Duties and Liabilities. Each Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. Neither the Agent, nor any Lender, nor any of their respective officers, directors, employees or agents, in the absence of gross negligence or willful misconduct, shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the Borrowers' sole risk. The Obligations shall not be affected by any failure of the Agent or any Lender to take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, or to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Borrower from any of the Obligations. If an Event of Default exists, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, without discharging or otherwise affecting the liability of any Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Borrower.

                                    ARTICLE 7
                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

                  7.1 Books and Records. Phar-Mor shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Phar-Mor shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements accurate liabilities and reserves for all taxes and accurate provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Borrower shall maintain at all times books and records pertaining to its Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

                  7.2 Financial Information. Phar-Mor shall promptly furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, all such financial information with respect to Phar-Mor and its subsidiaries as the Agent or any Lender shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, Phar-Mor will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                  (a) As soon as available,  but in any event not later than one hundred and twenty (120) days after the close of the Fiscal Year in the case of the Fiscal Year ended immediately preceding the Closing Date and not later than ninety (90) days after the close of each subsequent Fiscal Year, audited consolidated balance sheets, and statements of income and expense, cash flow and stockholders' equity for Phar-Mor for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the consolidated financial position and the results of operations of Phar-Mor as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards and accompanied by a report thereon unqualified as to scope by Deloitte & Touche LLP or any other independent certified public accountants selected by Phar-Mor and reasonably satisfactory to the Agent. Phar-Mor, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders.

                  (b) As soon as available, but in any event not later than thirty (30) days after the end of each fiscal month, unaudited consolidated balance sheets of Phar-Mor as at the end of such month, and unaudited consolidated statements of income and expense, cash flow and stockholders' equity for Phar-Mor for such month and for the period from the beginning of the Fiscal Year to the end of such month, except that such statements covering the last month of the Fiscal Year shall be furnished not later than sixty (60) days after the end of such fiscal month and shall not include statements of stockholders' equity, all in reasonable detail, fairly presenting the consolidated financial position and results of operations of Phar-Mor as at the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a), together with a schedule of Phar-Mor's sales, gross margin (in dollars) and gross profit determined in such case on a consolidated basis by category of merchandise for such month and comparative figures for the same month of the prior year. Phar-Mor shall certify by a certificate signed by its the chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, Phar-Mor's consolidated financial position as at the dates thereof and its consolidated results of operations for the periods then ended.

                  (c) [Intentionally Omitted]

                  (d) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of Phar-Mor stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of each Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, (B) each Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.

                  (e) No sooner than sixty (60) days prior to and not more than thirty (30) days after the beginning of each Fiscal Year, annual business plans (to include forecasted consolidated balance sheets, statements of income and expenses and statements of cash flow) for Phar-Mor and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                  (f) Upon request of the Agent after the filing thereof with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of any Borrower.

                  (g) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by any Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower (other than non-material correspondence sent by shareholders of the Borrower to the Borrower) or any of its Subsidiaries or of any Debt for borrowed money of any Borrower or any of its Subsidiaries registered under the Securities Act of 1933, as amended, or to or from the trustee under any indenture under which the same is issued.

                  (h) As soon as available, but in any event not later than fifteen (15) days after Phar-Mor's receipt thereof, a copy of all final management reports and management letters prepared for Phar-Mor by Deloitte & Touche LLP or any other independent certified public accountants of Phar-Mor.

                  (i) Promptly upon the distribution thereof, copies of any and all proxy statements, financial statements, and reports which Phar-Mor makes available to its stockholders.

                  (j) Upon request, make available for review by the Agent or any Lender at the offices of each Borrower at which its books of accounts and general ledger are maintained, a copy of each tax return filed by each Borrower or by any of its Subsidiaries.

                  (k) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of each Borrower or any of its Subsidiaries.

                  7.3 Notices to the Lenders. Each Borrower shall cause Phar-Mor to notify the Agent, in writing of the following matters at the following times:

                  (a) Within three (3) Business Days after becoming aware of any Default or Event of Default.

                  (b) Within three (3) Business Days after becoming aware of the assertion by the holder of any capital stock or other capital interest of any Borrower or its Subsidiaries thereof or of any Debt, individually or in the aggregate, in an outstanding principal amount in excess of $3,000,000, that a default exists with respect thereto or that the applicable Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Within three (3) Business Days after becoming aware of any material adverse change in any Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (d) Within three (3) Business Days after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which action, suit, proceeding, counterclaim or investigation seeks damages in excess of $5,000,000 in the case of any claim for personal injury and $1,000,000 in the case of any other claim (in each case which amounts shall not be fully covered by insurance), or which may otherwise materially and adversely affect the Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or any Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (e) Within three (3) Business Days after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Change.

                  (f) Within three (3) Business Days after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental
Authority affecting any Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Change.

                  (g) Within three (3) Business Days after receipt of any notice of any violation by any Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Change or that any Governmental Authority has asserted that any Borrower or any of its Subsidiaries is not in compliance with any Environmental Law or is investigating any Borrower's or any Subsidiary's compliance therewith.

                  (h)  Within  three (3)  Business  Days  after  receipt  of any written notice that any Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Borrower or any of its Subsidiaries is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000.

                  (i) Within three (3) Business Days after receipt of any written notice of the imposition of any Environmental Lien against any property of any Borrower or any of its Subsidiaries.

                  (j) Any change in any Borrower's name, state of incorporation, or form of organization, trade names or trade dress under which any Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) which could reasonably be expected to have a material adverse economic effect on such Borrower has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                  (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby which could reaonably be expected to have a material adverse economic effect on any Borrower, within ten (10) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series) prepared or received by such Borrower and, including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request prepared or received by such Borrower and filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by such Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice prepared or received by such Borrower and filed with the PBGC, the DOL or the IRS, with respect to each Plan of such Borrower or any ERISA Affiliate.

                  (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi- employer Plan regarding the imposition of withdrawal liability.

                  (n) Within ten (10) Business Days after the occurrence thereof: (i) any amendment adopted or agreed to by any Borrower or any ERISA Affiliate, or knowledge of an amendment otherwise adopted, to any existing Plan which increases any Borrower's annual costs with respect thereto by an amount in excess of $5,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan by any Borrower or ERISA Affiliate to which no Borrower or ERISA Affiliate was previously contributing or (ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment.

                  (o) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi- employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi- employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

                  Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrowers, their Subsidiaries, or any of their ERISA Affiliates, as applicable, have taken or propose to take with respect thereto.

                                    ARTICLE 8
                     GENERAL WARRANTIES AND REPRESENTATIONS

                  Each Borrower warrants and represents to the Agent and the Lenders as follows:

                  8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Borrower has the power (corporate or otherwise) and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to the Agent Liens upon and security interests in its Collateral. Each Borrower has taken all necessary corporate or other action (including obtaining approval of its stockholders or members if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, except for those already duly obtained and UCC filings duly made. This Agreement and the other Loan Documents have been duly executed and delivered by each Borrower, and constitute the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Each Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Borrower or any of its Subsidiaries by reason of the terms of
(a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which any Borrower or any of its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to any Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or certificate of organization of any Borrower as each has been amended under the Plan of Reorganization.

                  8.2 Validity and Priority of Security Interest. The provisions of this Agreement, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral.

                  8.3 Organization and Qualification. Each Borrower (a) is duly incorporated or formed and organized and validly existing in good standing under the laws of the state of its incorporation or formation, (b) is qualified to do business as a foreign corporation or limited liability company and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to cause a material adverse change in such

Borrower's business, operations, prospects, property, or condition (financial or otherwise), and (c) has all requisite power and authority to conduct its business and to own its property.

                  8.4 Corporate Name; Prior Transactions. Each Borrower has not, during the period commencing on August 17, 1992 and ending on the effective date of this Agreement been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

                  8.5 Subsidiaries and Affiliates. (a) Schedule 8.5 is a correct and complete list of the name and relationship to each Borrower of each and all of such Borrower's Subsidiaries and other Affiliates. Each Subsidiary (i) is duly incorporated or formed and organized and validly existing in good standing under the laws of its state of incorporation or formation set forth on Schedule 8.5, (ii) is qualified to do business as a foreign corporation or limited liability company and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to cause a material adverse change in any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (iii) has all requisite power and authority to conduct its business and own its property.

                  (b) (i) No Subsidiary of any Borrower, except for the Subsidiaries of Phar-Mor that are Borrowers hereunder, (A) owns any material assets or has any interest in any of the Inventory, Collateral, Property or Real Estate or other assets used in the business or operations of any Borrower, (B) engages in any business activity of any kind whatsoever or (C) has any material liability, and (ii) Phar-Mor owns all of the issued and outstanding capital stock or other equity interests of all of the other Borrowers.

                  8.6 Financial  Statements  and  Projections.  (a) Phar-Mor has
delivered to the Agent and the Lenders (i) the audited consolidated balance sheet and related statements of income and expense, cash flow and stockholders' equity for Phar-Mor as of June 28, 1997, and for the Fiscal Year then ended, accompanied by the report thereon of its independent certified public accountants, Deloitte & Touche LLP and (ii) the unaudited consolidated balance sheet and related statements of income and expense, cash flow and stockholders' equity for Phar-Mor as of June 27, 1998 and for period then ended. Such financial statements are attached hereto as Schedule 1.1(A). All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the consolidated financial position of Phar-Mor as at the dates thereof and the results of operations for the periods then ended.

                  (b) The Latest Projections when submitted to the Lenders as required herein represent Phar-Mor's best estimate of the future financial performance of Phar-Mor and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which Phar-Mor believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

                  8.7 Capitalization. The authorized and outstanding capital stock or othe equity interests of each Borrower is set forth on Schedule 8.7 and all such outstanding stock or other capital interests is duly authorized, validly issued, fully paid and non-assessable, and the Persons owning beneficially and of record more than ten percent (10%) of any class of stock or other capital interests, and the percentage amounts of their holdings, are set forth on such Schedule.

                  8.8 Solvency. Each Borrower is Solvent prior to and after giving effect to the making of any Revolving Loans on the Closing Date and the issuance of any Letters of Credit on the Closing Date, and shall remain Solvent during the term of this Agreement.

                  8.9 Debt; Cash Collateral. (a) As at the effective date of this Agreement and after giving effect to the making of Revolving Loans, if any, on the effective date of this Agreement, no Borrower or any of its Subsidiaries has any Debt, except (i) the Obligations, (ii) Debt set forth on the most recent Financial Statements delivered to the Agent, (iii) trade payables and other contractual obligations arising in the ordinary course of business, and (iv) Debt to be paid in accordance with the Plan of Reorganization, and which is described in Schedule 8.6.

                  8.10 Distributions. Since July 2, 1994 no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of any Borrower or any Subsidiary other than pursuant to the Plan of Reorganization.

                  8.11 Title to Property.  Except as disclosed on Schedule 8.11,
(a) no Borrower owns in fee simple any real property and (b) each Borrower has good, indefeasible, and merchantable title to all of its Property (including the assets reflected on the most recent Financial Statements delivered to the Agent and the Lenders, except for Inventory disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.

                  8.12 Leases; Premises. Schedule 1.1(D) sets forth a correct and complete list, identified by Borrower, of all real estate leased or subleased by any Borrower in its operations and business and each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and change, and no default by any party to any such lease or sublease exists. Except as set forth on Schedule 1.1(D), no Borrower conducts any operations or business and, except for Inventory in transit, no Inventory is held at any location other than at the Premises set forth on Schedule 1.1(D).

                  8.13 Proprietary Rights. Schedule 8.13 sets forth a correct and complete list of the following items included in the Proprietary Rights: all the trademarks of each Borrower (including service marks, brand names, certification marks, collective marks, trade dress and trade names, whether registered or at common law), and all registrations and applications related thereto. None of the Proprietary Rights is subject to any threatened or pending claim or litigation or any licensing agreement or similar arrangement except as set forth on Schedule 8.13. Each Borrower owns or is licensed or otherwise has the right to use all of the Proprietary Rights that are reasonably necessary for the operation of its business and, to the best of each Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property or rights, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on Schedule 8.13 constitute all of the property of such type necessary to the current and anticipated future conduct of any Borrower's business. No (i) patents, (ii) material copyrights or (iii) material licenses, agreements, franchises, permits or other rights to use the proprietary rights of a third party, are used by any Borrower in the conduct of its business. Except as set forth on Schedule 8.13, the trademarks listed thereon and the registrations relating to material trademarks are valid, subsisting, unexpired, enforceable and have not been abandoned. Each application for the registration in any jurisdiction of a trademark included in the Proprietary Rights (including, where applicable, each application for a renewal) has been duly and properly filed, and each registration thereof has been duly and properly issued.

                  8.14 Trade Names. All trade names or trade dress under which any Borrower or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.13.

                  8.15 Litigation. There is no pending or (to the best of each Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Change.

                  8.16 Restrictive Agreements. No Borrower nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects the ability of any Borrower to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as any Borrower can reasonably foresee, could materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of any Borrower or any of its Subsidiaries, or would in any respect cause a Material Adverse Change.

                  8.17 Labor Disputes. Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of any Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of each Borrower's knowledge) threatened, strike, work stoppage, unfair labor practice claim, or other labor dispute against or affecting any Borrower or any of its Subsidiaries or their respective employees the occurrence of which would cause a Material Adverse Change.

                  8.18 Environmental Laws. Except as set forth on Schedule 8.18 or to the extent not creating or resulting in a Material Adverse Change, (a) no Borrower nor any of its Subsidiaries has generated, handled, used, stored, or disposed of any hazardous or toxic waste or substance, as defined pursuant to Environmental Laws, on or off its Premises, except in substantial compliance with Environmental Laws, (b) each Borrower and its Subsidiaries has complied in all material respects with all Environmental Laws applicable to transfer, construction on, and operation of its Premises, Property and business and has all necessary permits for its current operations and such permits are in good standing, (c) no Borrower nor any of its Subsidiaries has any material contingent liability with respect to non-compliance with Environmental Laws or the generation, handling, use, storage, or disposal of hazardous or toxic wastes or substances, and (d) no Borrower nor any of its Subsidiaries has (i) received any summons, claim, complaint, order or similar notice that (A) it is not currently in compliance with, (B) any Governmental Authority is investigating its compliance with, or (C) it has or, as a potentially responsible person may have any liability as a result of any violation of, or non-compliance with, in each case any Environmental Laws or (ii) filed any notice under any requirement of Environmental Laws reporting a possible non-compliance with such laws.

                  8.19 No Violation of Law. No Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to cause a Material Adverse Change.

                  8.20 No Default. No Borrower nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which any such Borrower or any of its Subsidiaries is a party or by which it is bound, which default could reasonably be expected to cause a Material Adverse Change.

                  8.21  ERISA Compliance.  Except as set forth on Schedule 8.21:

                  (a) Each Plan which any Borrower sponsors or maintains and, to the best knowledge of any Borrower, each other Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which any Borrower sponsors or maintains and, to the best knowledge of any Borrower, each other Plan which is intended to qualify under Section 401(a) of the Code is so qualified except where the failure to so qualify such Plan could reasonably be expected not to have a material adverse economic effect on such Borrower. Each Borrower and each ERISA Affiliate has made all required material contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of each Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change.

                  (c) (i) No ERISA Event has occurred which is continuing or in respect of which there is or may be any liability of any Borrower or ERISA affiliate which is not reflected in the Financial Statements of such Borrower for the period ended June 3, 1995 nor is any ERISA Event reasonably expected to occur; (ii) no Pension Plan other than a Multi- employer Plan has any Unfunded Pension Liability; (iii) no Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) no Borrower nor any ERISA Affiliate has engaged in a transaction that reasonably could be subject to Section 4069 or 4212(c) of ERISA.

                  8.22 Taxes. Each Borrower and its Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable.

                  8.23 Regulated Entities. No Borrower, any Person controlling any Borrower, or any of its Subsidiaries, is an "Investment Company" within the meaning of the Investment

Company Act of 1940, as amended. No Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Debt.

                  8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital and general corporate purposes. No Borrower nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

                  8.25 No Material Adverse Change. No Material Adverse Change has occurred since June 3, 1995.

                  8.26 Full Disclosure. None of the representations or warranties made by any Borrower or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any schedule, exhibit, report, statement or certificate furnished by or on behalf of any Borrower in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Borrower or any of its Subsidiaries to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                  8.27 Material Agreements. Schedule 8.27 contains a complete and accurate list of all material agreements to which any Borrower or any of its Subsidiaries is a party or is bound as of the date hereof.

                  8.28 Bank Accounts. Schedule 8.28 contains a complete and accurate list of all bank accounts maintained by any Borrower with any bank or other financial institution.

                  8.29 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower or any of its Subsidiaries of this Agreement or any other Loan Document, except for UCC filings already made.

                  8.30  [Intentionally Omitted].

                  8.31 Investment Banking and Finders' Fees. No Borrower nor any of its Subsidiaries has paid or agreed to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement.

                  8.32 YEAR 2000. On the basis of Borrowers' review and assessment of their systems and equipment and inquiry made of such Borrowers' material suppliers, vendors and customers, Borrowers' reasonably believe that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition or prospects (financial or otherwise) of Borrowers. Borrowers have developed feasible contingency plans to adequately ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

                                    ARTICLE 9
                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  Each Borrower covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

                  9.1 Taxes and Other Obligations. Such Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate financial reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and
(c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, that neither such Borrower nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge, that
(i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) such Borrower or its Subsidiaries, as the case may be, has established accurate reserves therefor as provided in GAAP, (iii) does not result in the imposition of a Lien (other than a Permitted Lien described in clause (b) of the definition thereof) because of such non-payment; provided, further, that if the amount thereof exceeds $1,000,000, such Borrower shall cause Phar-Mor promptly to notify in writing the Agent of such non-payment.

                  9.2 Corporate Existence and Good Standing. Such Borrower shall have, and shall cause each of its Subsidiaries to have, all requisite power and authority to conduct its business and to maintain its corporate or limited liability company existence and its qualification and good standing in all jurisdictions in which the failure to maintain such qualification or good standing could reasonably be expected to have a material adverse change on such Borrower's or such Subsidiary's property, business, operations, prospects, or condition (financial or otherwise), other than for any of such Borrower's Subsidiary which is merged or consolidated pursuant, in each case, to Section 9.8.

                  9.3 Compliance with Law and Agreements; Maintenance of Licenses. Such Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business. Such Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date.

                  9.4 Maintenance of Property. Such Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

                  9.5 Insurance. (a) Such Borrower, as of the Closing Date, has insured the Collateral with insurers, under policies and in amounts that are acceptable to the Agent and the Lenders and which are set forth on Schedule 9.5 and which are hereby acknowledged as acceptable. Such Borrower shall maintain such insurance throughout the term of this Agreement (including flood insurance and shall comply with the additional requirements of the "National Flood
Insurance Program", in the event of a designation of the area in which any Collateral is located as "flood prone" or a "flood risk area," as such terms are defined in the Flood Disaster Protection Act of 1973) (i) with insurers that are as financially sound and rated as highly by Best's Rating Guide as its insurer as of the Closing Date and (ii) under policies and in amounts that are substantially equivalent to the policies and amounts as of the Closing Date taking into account business and/or asset growth, the availability of additional coverage or changes in standards of insurance and what is then customary for Persons engaged in the same or similar business, subject to the reasonable request of the Agent for changes due to changes in the Agent's reasonable internal policy requirements (applied uniformly to similarly situated borrowers), or the Agent's regulatory requirements. The Borrowers shall pay, upon the Lenders' requests, all reasonable fees to determine whether any of the Collateral is located in a "flood prone" or a "flood risk" area to the extent the Borrowers have not provided information upon which to base such determination.

                  (b) Such Borrower shall cause the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, to be named in each such policy, other than policies that do not cover any of the Collateral, as secured party and loss payee and/or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of such Borrower or any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by such Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient copies for distribution by the Agent to each of the Lenders. If such Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (c) Phar-Mor shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to any Collateral, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds relating to Collateral directly, and after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

                  9.6 Environmental Laws. (a) Such Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Such Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent and the Lenders on such response.

                  (b) Without limiting the generality of the foregoing, such Borrower shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each

Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue. The Agent or any Lender may request copies of technical reports prepared by such Borrower and its communications with any Governmental Authority to determine whether such Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. Such Borrower shall, at the Agent's or the Majority Lenders' request and at such Borrower's expense, (a) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (b) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change in any material respect.

                  9.7 Compliance with ERISA. Such Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which it sponsors or maintains which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to
Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that reasonably could be subject to Section 4069 or 4212(c) of ERISA.

                  9.8 Mergers, Consolidations or Sales. Except in accordance with the Plan of Reorganization, such Borrower shall not transfer, sell, assign, pledge or otherwise dispose of any of the issued and outstanding capital stock or other securities held by it of any of its Subsidiaries, nor shall such Borrower or any of its Subsidiaries enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, abandon, or otherwise dispose of all or any part of its or any of its Subsidiaries'
property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for (a) sales of Inventory in the ordinary course of its business, (b) sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by such Borrower in its business, and (c) mergers or consolidations of any of such Borrower's Subsidiaries into such Borrower occurring after thirty (30) days prior written notice thereof to the Agent; provided that in any such merger or consolidation, such Borrower shall be the surviving corporation.

                  9.9 Distributions; Capital Change; Restricted Investments. Such Borrower shall not, and shall not permit any of its Subsidiaries (a) directly or indirectly to declare or make, or incur any liability to make, any Distribution, except Distributions (i) to such Borrower by its Subsidiaries, and
(ii) by such Borrower to any other Borrower or, in the case of a Distribution by Phar-Mor to members of Phar-Mor's management, in accordance with any agreement between Phar-Mor and management, which agreements are set forth in Schedule 9.9(a), (b) to make any change in its capital structure which could have a Material Adverse Change, or (c) to make any Restricted Investment except (i) capital contributions or loans made by such Borrower to any other Borrower, (ii) the making of loans by such Borrower so long as the aggregate amount of all loans by any Borrowers shall not exceed in the aggregate $5,000,000 at any time outstanding and (iii) acquisitions of stock of publicly traded or privately held companies, the cost of which at the time of acquisition shall not exceed (when combined with loans under clause (ii) above) $20,000,000 in the aggregate, provided that at the time of making any such stock acquisition no Event of Default is continuing.

                  9.10 Guaranties. Such Borrower shall not, and shall not permit any of its Subsidiaries to make, issue, or become liable on any Guaranty, except
(i) Guaranties in favor of the Agent and (ii) Guaranties of any lease obligations for Equipment or real estate leases entered into by any other Borrower.

                  9.11 Debt. (a) Such Borrower shall not, and shall not suffer or permit any of its Subsidiaries to incur or maintain any Debt, other than: (i) the Obligations, (ii) trade payables and contractual obligations to suppliers, vendors and customers incurred in the ordinary course of business, (iii) Debt incurred to finance the purchase of Equipment constituting Capital Expenditures, so long as, with respect to all such Capital Expenditures, the principal amount of Debt for any such purchase of Equipment does not exceed the purchase price of such Equipment, (iv) Debt existing on the effective date of this Agreement and reflected in the consolidated balance sheet of Phar-Mor as of August 1, 1998,
(v) Debt of any Borrower owing to any other Borrower, (vi) Guaranties permitted pursuant to Section 9.10, (vii) Debt incurred as a result of the refinancing of any Debt otherwise permitted hereunder; provided that such Debt shall (A) bear interest at a rate that cannot exceed the interest rate that is then accruing on the obligations being refinanced, (B) provide for principal amortization in amounts the same as or less than that required under the obligations being refinanced, (C) not mature prior to the maturity date of the obligations being refinanced, and (D) remain unsecured and subordinated to the Obligations after such refinancing to the same extent such Debt refinanced was unsecured and subordinated, (viii) unsecured Debt on terms and conditions acceptable to the Agent and the Majority Lenders and not contemplated under clauses (i) through
(viii) above, so long as such Debt shall not exceed $100,000,000 in the aggregate for all of the Borrowers and all of their Subsidiaries at any time outstanding, and (ix) interest rate hedging obligations entered into to provide interest rate protection and which are reasonably acceptable to the Agent.

                  9.12 Prepayment. Such Borrower shall not, and shall not permit any of its Subsidiaries, to prepay voluntarily any Debt, except for (i) the Obligations in accordance with the terms of this Agreement, (ii) any Debt permitted hereunder up to an amount equal to the average daily amount of excess cash and cash equivalents of all Borrowers during the three month period ending on the date immediately preceding the date of each prepayment (excess cash and cash equivalents during such period being defined as (A) the average daily amount of cash and cash equivalents of all Borrowers during such period less (B) the sum of (1) the aggregate average daily balance of cash and cash equivalents held by all stores of all Borrowers during such period, (2) the aggregate amount of the average of one day's store deposits during such period represented by checks payable to any Borrower for each store of each Borrower and (3) the amount of cash and cash equivalents included in item (A) above that is deemed "restricted" by the Agent in the exercise of its Permitted Discretion) less the sum of (A) the average amount of Loans outstanding to all Borrowers for the same period, (B) the amount of any prepayments made by all Borrowers under this
Section 9.12 during such period, and (C) the amount that was available for Permitted Acquisitions for all Borrowers at the beginning of such period; provided that no Loans are outstanding at the time of such prepayment and that no Event of Default has occurred and is continuing, and (iii) the prepayment of Debt secured by Equipment sold pursuant to Section 9.8(b) to the extent of the net proceeds of such sales.

                  9.13 Transactions with Affiliates. Except as set forth below, such Borrower shall not, and shall not permit any of its Subsidiaries to sell, lease, transfer, distribute, or pay any money or property, including any fees or expenses of any nature (including any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or other securities interest or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, (i) such Borrower and its Subsidiaries may engage in transactions with Affiliates (other than Subsidiaries who are not Borrowers) in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arm's- length transaction with a third party who is not an Affiliate and (ii) an investment of approximately $5,000,000 in Avatex Corporation by Phar-Mor, Inc. as of August 29, 1998 may be maintained.

                  9.14 Investment Banking and Finder's Fees. Each Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person for any investment banking or related fee, underwriter's fee, finder's fee, or broker's fee claimed by such Person in connection with the Agreement, and all costs and expenses (including attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

                  9.15 Business Conducted. Such Borrower shall not (i) engage directly or indirectly, in any line of business other than the businesses in which the Borrower is engaged on the Closing Date, (ii) transfer, sell, assign, lease, pledge, abandon or otherwise dispose of any of its interests in any of its Inventory, Collateral, Property or Real Estate or any of its other assets used in its business or operations to any of its non-Borrower Subsidiaries or
(iii) permit any of its non-Borrower Subsidiaries to engage in any business of any kind whatsoever or to own any material asset or have any material liability. Phar-Mor shall own at all times all of the issued and outstanding capital stock and other capital interests of all of the other Borrowers.

                  9.16 Liens. Such Borrower shall not, and shall not permit any of its Subsidiaries to create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

                  9.17 Sale and Leaseback Transactions. Such Borrower shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to enter into any arrangement with any Person providing for such Borrower or such Subsidiary to lease or rent property that such Borrower or such Subsidiary has sold or will sell or otherwise transfer to such Person.

                  9.18 New Subsidiaries. Such Borrower shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than (a) those listed on Schedule 8.5 and (b) any Subsidiary organized, created or acquired with ten (10) Business Days written prior notice to the Agent; provided that with respect to any such Subsidiary, (i) such Subsidiary shall not engage directly or indirectly, in any line of business other than the business in which the Borrowers were engaged on the Closing Date, (ii) such Subsidiary shall execute and deliver a supplement to this Agreement and the other Loan Documents pursuant to which it shall become a party to, shall assume all rights, duties and obligations under, and shall grant continuing security interests to the Agent for the benefit of the Agent and the ratable benefit of the Lenders in all of its Property that would constitute Collateral under this Agreement and the other Loan Documents as if it had been an original signatory hereto and thereto on the Closing Date, and (iii) all Persons holding the capital stock or other equity interest of such Subsidiary shall have pledged such stock or other equity interest to and for the benefit of the Agent and the Lenders.

                  9.19 Fiscal Year. If the Borrowers desire to change their Fiscal Year, then prior to the effective date thereof, the Borrowers and the Lenders shall have entered into a written agreement amending or modifying the financial covenants and any other provisions of this Agreement affected thereby, in form and substance reasonably satisfactory to the Lenders.

                  9.20 Permitted Acquisitions. Such Borrower and its Subsidiaries may spend, for the sole purpose of acquiring existing retail operations (within the contiguous United States), including real property on which any such operations are situated and any personal property located therein other than Inventory, provided that such operations are to be used in the same or similar line of business currently operated by such Borrower ("Permitted Acquisitions"), an amount (which may be permanently reduced at the election of the Borrowers by written notice thereof to the Agent) which in the aggregate for Phar-Mor on a consolidated basis does not exceed $30,000,000; provided further that such Borrower shall not acquire any Inventory in connection with a Permitted Acquisition unless (i) written notice thereof is given by Phar-Mor to the Agent, (ii) ten (10) Business Days prior to the closing date of such acquisition, Borrower gives the Agent evidence reasonably satisfactory to the Agent that such Inventory is free and clear of all Liens, (iii) such Borrower acquires good and marketable title to such Inventory, and (iv) on the closing date of such acquisition, such Borrower grants to the Agent for the benefit of the Agent and the ratable benefit of the Lenders a first priority perfected security interest in such Inventory and delivers to the Agent an opinion of counsel with respect thereto in form and substance reasonably satisfactory to the Agent.

                  9.21 Minimum Availability. Aggregate Availability shall at all times be at least $20,000,000.

                  9.22  [Intentionally Omitted].

                  9.23 Use of Proceeds. Such Borrower shall not, and shall not permit any Subsidiary to (a) use any portion of the Loan proceeds, directly or indirectly (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of such Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or (b) make any of the investments described in clause (d)(iv) of the definition of Restricted Investments if at such time any Loans are outstanding.

                  9.24 Plan of Reorganization. Without the prior written consent of the Agent and the Majority Lenders, such Borrower shall not, and shall not permit any of its Subsidiaries to, cause or permit the Plan of Reorganization to be amended or modified after the Closing Date, or to waive without prior notice to the Agent any of the conditions contained therein in any material respect.
Phar-Mor shall promptly furnish copies to the Agent of all motions, applications, pleadings, notices and other documents filed by any party in interest with the Bankruptcy Court, and all orders, judgments, opinions, rulings and other notices entered by the Bankruptcy Court, in connection with the chapter 11 cases of Phar-Mor and its debtor affiliates, in each case after the Effective Date.

             9.25 Further Assurances. Such Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                   ARTICLE 10
                              CONDITIONS OF LENDING

                        10.1  Conditions   Precedent  to   Effectiveness.   This
Agreement shall become effective when, and only when, the following conditions precedent have been satisfied in a manner satisfactory to the Lender.

                        (a) Delivery of Documents; Compliance. This Agreement and the other Loan Documents have been executed by each party thereto and each Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by such Borrower before or on the effective date of this Agreement. The Agent shall have received copies certified by a Responsible Officer of the certificate or articles of incorporation or certificate of organization and by-laws, and certificates of qualification and good standing for each jurisdiction referred to in clauses (a) and (b) of
Section 8.3, for Phar-Mor of Delaware, Inc. and Phar-Mor, Inc., LLC.

                        (b) Minimum Availability. Upon the making of any Loans and the issuance of any Letters of Credit on the effective date of this Agreement and with all its obligations current, the Aggregate Availability would not be less than $20,000,000.

                        (c) Material Adverse Change. There shall have occured no material adverse change in the assets, operations or consolidated financial condition of Phar-Mor or in the Collateral since delivery to the Agent of the most recent Financial Statements, and the Agent shall have received a certificate of a Responsible Officer to that effect.

                        (d) Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents shall be true and correct in all material respects.

                        (e) No Default. No Default or Event of Default shall exist on the effective date of this Agreement, or would exist after giving effect to any Loans to be made on such date.

                        (f) Opinions. The Agent and the Lenders shall have received such opinions of counsel for the Borrowers and their Subsidiaries as the Agent or any Lender shall reasonably request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                        (g) Financing Statements. The Agent shall have received duly executed UCC-1 financing statements, duly filed on or before the effective date of this Agreement under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien.

                        (h) Fees. The Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

                        (i) Insurance. The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to it, of all insurance coverage as required by the Agreement.

                        (j) Examination. The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrowers and to make copies thereof, and to conduct a pre-closing audit which shall include verification of Inventory, Accounts, Aggregate Availability and the Availability of each Borrower, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                  (k) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement, the Loan Documents and all documents, instruments, guaranties and other assignments incident hereto or thereto or contemplated in connection herewith or therewith, whether or not forms thereof are annexed hereto as Exhibits, shall be satisfactory in form and substance to the Lenders, the Agent and their counsel.

                  Except as provided in a certificate signed by a Responsible Officer and delivered to the Agent on the effective date of this Agreement the execution and delivery of the Loan Documents by each Borrower on the effective date of this Agreement shall be deemed to be a representation and warranty made by such Borrower to the effect that all of the conditions precedent to the making of the availability of the total credit facility provided in Section 2.1 have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the effective date of this Agreement to such effect.

                  Execution and delivery to the Agent by a Lender of a counterpart to this Agreement shall be deemed confirmation by such Lender that
(i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart to this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1.

                  10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make Revolving Loans, and the obligation of the Agent to cause to be issued Letters of Credit and the obligation of the Lenders to participate in Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) The following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

             (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, except to the extent that (i) any representation or warranty made pursuant to Sections 8.5(a), 8.7, 8.12, 8.13, 8.14, 8.27 or 8.28 has been amended by written notice thereof by Phar-Mor to the Agent and (ii) any other representation and warranty not referred to in clause (i) above has been amended or waived, in each case in writing by the Agent and the Majority Lenders; and

             (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default.

                  (b) Without limiting Section 10.1 (b), the amount of the Aggregate Availability shall be sufficient to make such Revolving Loans and to cause such Letters of Credit to be issued without exceeding the Aggregate Availability, and the Availability of each Borrower shall be sufficient to make such Revolving Loans and to cause such Letters of Credit to be issued without exceeding the Availability of such Borrower, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.2(h) and (i).

                                   ARTICLE 11
                                DEFAULT; REMEDIES

                  11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal of or interest on any of the Obligations when due, whether upon demand or otherwise;

                  (b) any representation or warranty made by any Borrower in this Agreement or by any Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made or furnished;

                  (c) any Borrower shall (i) fail to comply with any of the covenants set forth in Article 9 (other than Sections 9.1, 9.2, 9.3, 9.4. 9.5(a) and (c), 9.6 or 9.7) or Article 7 or (ii) fail to comply with any of the covenants set forth in Sections 9.1, 9.2, 9.3, 9.4, 9.5(a) or (c), 9.6 or 9.7 if such failure shall have existed for more than thirty (30) days (ten (10) days for Section 9.5(a) and (c)) after the date that such Borrower discovers or reasonably should have discovered, such failure; provided, however, that to the extent that any covenant in Article 7 specifies the number of days within which any Borrower must comply with any reporting requirement therein, such failure shall have existed for the number of days specified in such covenant, plus fifteen (15) days with respect to the covenants set forth in Sections 7.2(a), 7.2(b), 7.2(d) and 7.2(e) and five (5) days with respect to all other covenants set forth in Article 7.

                  (d) except as provided in Section 11.1(c), any default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement, any other Loan Documents, or any other agreement entered into at any time to which any Borrower or any of its Subsidiaries and the Agent or any Lender are party, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

                  (e) default shall occur with respect to any Debt for borrowed money (other than the Obligations) in an outstanding principal amount which exceeds, in the aggregate for all such Debt with respect to which default shall have occurred, $3,000,000, or under any agreement or instrument under or pursuant to which any such Debt or indebtedness may have been issued, created, assumed, or guaranteed by any Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt or indebtedness to accelerate, the maturity of any such Debt; or any such Debt or indebtedness shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (f) any Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (g) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of the debts of any Borrower or any of its Subsidiaries or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either
(i) such petition, action or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against such Borrower or such Subsidiary shall have been entered in such proceeding;

                  (h) a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for any Borrower or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of any Borrower or any of its Subsidiaries;

                  (i) any Borrower or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate or limited liability company action in furtherance thereof;

                  (j) all or any material part of the property of any Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of any Borrower or any of its Subsidiaries shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (k) any guaranty of the Obligations shall be terminated, revoked or declared void or invalid;

                  (l) one or more Final Orders for the payment of money aggregating in excess of $5,000,000 with respect to personal injury claims and $1,000,000 with respect to any other claim, which amount shall not be fully covered by insurance, shall be rendered against Borrower or any of its Subsidiaries;

                  (m) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Borrower or any of its Subsidiaries occurs which (i) materially and adversely affects the property, business, operation, prospects, or condition of any Borrower or any of its Subsidiaries; or (ii) is material in amount and is not adequately covered by insurance;

                  (n) there occurs a material adverse change in the operations, business, property or condition (financial or otherwise) of the Borrowers, taken as a whole; provided that such material adverse change results from an event, situation or circumstance not otherwise encompassed by the covenants in this Agreement;

                  (o) there is filed against any Borrower or any of its Subsidiaries any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred eighty (180) days, and (2) could result in the confiscation or forfeiture of any material portion of the Collateral;

                  (p) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than the Liens described in clauses (a) and (h) of the definition of Permitted Liens or any other Permitted Liens expressly identified on Schedule 6.4) or is terminated, revoked or declared void;

                  (q) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi- employer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to such Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $3,000,000 and which must be paid prior to the Stated Termination Date; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans other than Multi-employer Plans at any time exceeds $7,000,000; or (iii) any Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $2,500,000.

                  (r) there occurs a Change of Control.

                  11.2 Remedies. (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on any Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Aggregate Availability or the Availability of any Borrower, or reduce one or more of the other elements used in computing the Aggregate Availability and/or the Availability of any Borrower; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for Letters of Credit. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Borrower: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 11.1(c), 11.1(f), 11.1(g), 11.1(h) or 11.1(i), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (b) If an Event of Default exists: (i) the Agent shall have for the benefit of itself and the ratable benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or each Borrower shall, upon the Agent's demand, at such Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale; (iv) the Agent (without assuming any obligations or liability thereunder), at any time, shall have the exclusive right to enforce against any licensee or sublicensee all rights and remedies of any Borrower in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any license or sublicense thereof, and each Borrower hereby releases the Agent and each Lender from, and agrees to hold the Agent and each Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement other than with respect to any claims as a result of any acts or omissions occurring after the date that the duties and obligations of the Borrowers with respect to such license agreements may have been terminated by reason of a sale, transfer or other disposition of such license agreements as provided for herein; and (v) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to Section 11.2(a) hereof, the Agent may, at any time, pursuant to the power of attorney granted under Section 6.14, execute and deliver on behalf of any Borrower, one or more instruments of assignment of the trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to each such Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to Phar-Mor's address specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Borrower's labels, copyrights, name, trade secrets, trade names, trade dress, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or during the continuation as hereinabove provided of an Event of Default, each Borrower shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with any trademark, copyright or other Proprietary Right, and its customer lists and other records relating to any trademark, copyright or other Proprietary Right, and to the distribution of said products, to the Agent or its designee. The Borrowers agree to pay when due all reasonable costs and expenses incurred in any transfer of a trademark or copyright or other Proprietary Right, including any taxes, fees and reasonable attorneys' fees (including the allocated costs and expenses of in-house counsel), and all such costs shall be added to the Obligations. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to Phar-Mor and each Borrower shall remain liable for any deficiency.

                  (c) If an Event of Default occurs, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 12
                              TERM AND TERMINATION

                  12.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal of and accrued interest on the Loans) shall become immediately due and payable. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, each Borrower shall remain bound by the terms of this Agreement and those of the other Loan Documents and shall not be relieved of any of its Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder and under the other Loan Documents (including the security interest of the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 13
                 AMENDMENTS; WAIVER; ASSIGNMENTS; PARTICIPATIONS

                  13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other Loan Document or any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by any Borrower of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

                  13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and all of the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and all of the Borrowers and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lender or any of them to take any action hereunder;

                  (e) increase the advance rate with respect to Revolving Loans;

                  (f) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g)  release  Collateral  other than as  permitted  by Section
14.11;

                  (h) change the definition of "Majority Lenders";

                  and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

                  13.3  Assignments; Participations.

                  (a) (i) Any Lender may, with prior written notice to the Agent and Phar-Mor and the prior written consent of the Agent (which shall not be unreasonably withheld), assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000; provided that after giving effect to such assignment, the aggregate amount of the Loans, Commitments and other rights and obligations held by such Lender is not less than $10,000,000; provided, further, that the Borrowers and the Agent may continue to deal solely and directly with such
Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment shall have been given to Phar-Mor and the Agent by such Lender, and payment instructions, addresses and related information with respect to the Assignee shall have been given to the Agent by the Assignee, (B) such Lender and its Assignee shall have executed and delivered to Phar-Mor and the Agent an Assignment and Acceptance in the form of Exhibit
13.3 (the "Assignment and Acceptance"), and (C) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $2,500.

                  (ii) BABC agrees that it shall not assign any part of any Loans, Commitments and other rights and obligations of BABC if, after giving effect to such assignment, the aggregate amount of the then remaining Loans, Commitments and other obligations of BABC would be less than the aggregate amount of the Loans, Commitments and other obligations of the Lender which at such time has the highest aggregate amount of Loans, Commitments and other obligations of any of the Lenders other than BABC.

                  (b) From and after the date that the Agent notifies the assignor Lender that the conditions in clauses (A) through (C) of Section 13.3(a)(i) have been satisfied (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in credit support or other enhancement for Letters of Credit hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) each Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document (other than in respect of the matters set forth in Sections 13.2(a) through (h) inclusive), and all amounts payable by any Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss. 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14
                                    THE AGENT

                  14.1 Appointment and Authorization. Each Lender hereby designates and appoints BABC as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article
14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and no Borrower shall have any rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Aggregate Availability or the Availability of any Borrower, (b) the making of Agent Advances pursuant to Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

                  14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

                  14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or any Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Subsidiary or any Affiliate of any Borrower.

                  14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders or all Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

                  14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or from Phar-Mor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will promptly notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders, or all Lenders, as applicable in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

                  14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to each Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its Subsidiaries. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any of its Subsidiaries which may come into the possession of any of the Agent-Related Persons, provided, however, that the Agent shall provide any Lender with copies of any notice, report or other document provided to the Agent by any of the Borrowers and requested by such Lender pursuant to this Loan Agreement.

                  14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of each Borrower and without limiting the obligation of any Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of any Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. BABC and its Affiliates shall have the same rights as any other Lender to make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower or any of its Subsidiaries and Affiliates of any Borrower as though BABC were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BABC or its Affiliates may receive information regarding a Borrower or any of its Subsidiaries or any Affiliates of any Borrower (including information that may be subject to confidentiality obligations in favor of such Borrower, Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BABC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BABC in its individual capacity.

                  14.9 Successor Agent. The Agent (i) if BABC, shall resign if the principal amount of its Commitments as a Lender at any time is less than $25 million and as a result thereof Phar-Mor requests BABC's resignation as Agent and (ii) may resign as Agent upon thirty (30) days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and Phar-Mor, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

                  14.10 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                  (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

         Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrowers to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrowers to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                  14.11  Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the applicable Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.8 (and the Agent may rely conclusively on any such certificate, without further inquiry); or (iii) constituting property in which no Borrower owned an interest at the time the Lien was granted or at any time thereafter. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Majority Lenders; provided that the Agent may not release the Agent's Liens on Collateral valued in the aggregate in excess of $1,000,000 without the prior written authorization of all of the Lenders. Upon request by the Agent or Phar-Mor at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.11.

                  (b) Upon receipt by the Agent of any authorization required pursuant to this Section 14.11(a) from the Majority Lenders or Lenders, as applicable, of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by Phar-Mor, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Borrower in respect of) all interests retained by any Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except to the extent of its gross negligence or willful misconduct.

                  14.12 Restrictions on Actions by Lenders; Sharing of Payments.
(a) Each of the Lenders agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent, set off against the Obligations, any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral, the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                  (b) Subject to Section 4.5, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

                  14.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

                  14.14 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Agent and the ratable benefit of the Lenders. Each Lender agrees that any action taken by the Agent or Majority Lenders in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent or the Majority Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

                  14.15 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither BABC nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers' books and records, as well as on representations of the Borrowers' personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

                                   ARTICLE 15
                                  MISCELLANEOUS

                  15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any other, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against each or any Borrower to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  15.2 Severability. The illegality or unenforceability of any provision of this

Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

                  15.3  Governing Law; Choice of Forum; Service of Process.

                  (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS; PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, THE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER, THE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:
(1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                  15.4 Waiver of Jury Trial. (a) EACH BORROWER, EACH LENDER AND THE AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY

OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, EACH LENDER AND THE AGENT AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) EACH BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST AGENT OR ANY LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  15.5 Survival of Representations and Warranties. Each Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

                  15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

                  15.7 Fees and Expenses. Each Borrower agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration (other than overhead expenses), enforcement, and termination of this Agreement and the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement and the other Loan Documents); (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that any Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations by the Agent's and each of the Lenders' agents plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each agent or employee of the Agent with respect to each field examination or audit plus reasonably incurred out of pocket expenses), provided, that prior to the occurrence of an Event of Default, the Agent shall not be entitled to reimbursement for any such costs and fees incurred in connection with audits in excess of three (3) per year; (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Payment Account;
(h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred by the Agent, BABC or any Lender to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses shall be charged to the applicable Borrower's Loan Account as Revolving Loans as described in Section 4.4.

                  15.8 Notices. (a) Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Agent or to BABC:

                           BankAmerica Business Credit, Inc.
                           40 East 52nd Street
                           New York, NY  10022
                           Attention:  Richard Levenson
                           Telephone No.:  (212) 836-5238
                           Telecopy No.:  (212) 836-5169

                           with copies to:

                           Bank of America NT & SA
                           335 Madison Avenue
                           New York, NY  10017
                           Attention:  Legal Department
                           Attention:  Jerry Saccone
                           Telephone No.:  (212) 503-7230
                           Telecopy No.:  (212) 503-7350

                  If to any Borrower:

                           Phar-Mor, Inc.
                           20 Federal Plaza West
                           Youngstown, Ohio 44501
                           Attention:  Chief Financial Officer
                           Telephone No.:  (330) 740-5947
                           Telecopy No.:  (330) 740-2985

                  with copies to:

                           Phar-Mor, Inc.
                           20 Federal Plaza West
                           Youngstown, Ohio  44501
                           Attention:  General Counsel
                           Telephone No.:  (330) 740-8044
                           Telecopy No.:  (330) 740-2985

                  with copies to:

                           Swidler Berlin
                           Shereff Friedman, LLP
                           3000 K Street NW, Suite 300
                           Washington, D.C. 20007
                           Attention:  Morris DeFeo
                           Telephone No.:  (202) 424-7824
                           Telecopy No.:  (202) 424-7643

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  (b) Phar-Mor is hereby authorized by each Borrower (i) to execute and deliver on its behalf to the Agent Notices of Borrowing, Notices of Continuation/Conversion, and notices of requests for Letters of Credit and to give any other notices, directions or requests required or permitted to be delivered or made to the Agent or the Lenders by it under any provision of any Loan Document and (ii) to receive on its behalf any notices, directions or requests addressed to or for the attention of it from the Agent and/or the Lenders delivered under any provision of any Loan Document. Any notice, direction or request delivered or made by Phar-Mor to the Agent and/or the Lenders or received by Phar-Mor from the Agent and/or the Lenders shall be deemed to have been delivered, made or received by Phar-Mor on behalf of any or all of the other applicable Borrowers.

                  (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrowers to give such notice and the Agent and the Lenders shall not have any liability to any Borrower or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive a confirmation or by a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

                  15.9 Waiver of Notices. Unless otherwise expressly provided herein, each Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar or other circumstances.

                  15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

                  15.11 Indemnity of the Agent and the Lenders by the Borrowers. Each Borrower agrees to indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney costs) of any kind or nature whatsoever which may at any time
(including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy, reorganization or insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

                  15.12 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by each Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

                  15.13 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each Borrower in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

                  15.14 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                  15.15 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                  15.16 Joint and Several Liability. (a) Each Borrower shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records and regardless of any reference herein to any particular Borrower agreeing to make any payment to the Agent or any Lender. Each Borrower's Obligations with respect to Loans made to it, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of each Borrower.

                  (b) All representations and warranties, all covenants and all obligations made or incurred by any Borrower hereunder shall be deemed to have been made or incurred jointly and severally by all of the Borrowers. Without limiting the foregoing, each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to the other Borrowers hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrowers, (ii) the absence of any attempt to collect the Obligations from any of the other Borrowers, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by the other Borrowers and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of the other Borrowers, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the other Borrowers, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of the other Borrowers under Section 502 of the Bankruptcy Code, or
(viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of such or any other Borrower. With respect to each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, each Borrower waives, until the Obligations shall have been paid in full and the Loan Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Agent and/or any Lender.

                  (c) Upon any Event of Default, the Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of such Borrower or against or in payment of any or all of the Obligations.









                  [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Loan and Security Agreement on the date first above written.

                                       PHAR-MOR, INC.
                                       By:________________________________
                                             Name:
                                             Title:


                                       PHAR-MOR OF DELAWARE, INC.
                                       By:_______________________________
                                             Name:
                                             Title:


                                       PHAR-MOR OF FLORIDA, INC.
                                       By:________________________________
                                             Name:
                                             Title:

                                       PHAR-MOR OF OHIO, INC.
                                       By:________________________________
                                            Name:
                                            Title:

                                       PHAR-MOR OF VIRGINIA, INC.
                                       By:________________________________
                                            Name:
                                            Title:

                                       PHAR-MOR OF WISCONSIN, INC.
                                       By:________________________________
                                            Name:
                                            Title:

                                       PHAR-MOR, INC., LLC
                                       By:_________________________________
                                            Name:
                                            Title:

                                       BANKAMERICA BUSINESS CREDIT, INC., as the
                                       Agent
                                       By:________________________________
                                            Name:
                                            Title:

Commitment:                            BANKAMERICA BUSINESS CREDIT, INC.,
$50,000,000                            as a Lender
                                       By:________________________________
                                            Name:
                                            Title:

                                       HELLER FINANCIAL, INC.,
Commitment:                            as a Lender
$25,000,000                            By:________________________________
                                            Name:
                                            Title:

                                       LASALLE BUSINESS CREDIT, INC.,
Commitment:                            as a Lender
$15,000,000                            By:________________________________
                                            Name:
                                            Title:

Commitment:                            BNY FINANCIAL CORP.,
$10,000,000                            as a Lender
                                       By:________________________________
                                            Name:
                                            Title: